UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
 (Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
 (Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2015

Date of reporting period:  09/30/2015

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Annual Report
September 30, 2015

Intrepid Capital Fund

October 1, 2015

“If you can’t stop, smile as you go under.”

-Bumper sticker on large 4 x 4 truck

Mark F. Travis, President/C.E.O.

PERFORMANCE

	Total Return
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	1/3/05	-8.36%	-7.08%	-7.17%
Intrepid Capital Fund – Inst.	4/30/10	-8.30%	-6.90%	-6.92%
S&P 500 Index		-6.44%	-5.29%	-0.61%
Russell 2000 Index		-11.92%	-7.73%	1.25%
BAML High Yield Master II Index		-4.90%	-2.53%	-3.57%

	Average Annualized Total Returns
	as of September 30, 2015
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	3.99%	6.09%	6.89%	6.23%
Intrepid Capital Fund – Inst.	4.23%	6.34%	—	5.86%
S&P 500 Index	12.40%	13.34%	6.80%	6.67%^
Russell 2000 Index	11.02%	11.73%	6.55%	6.58%^
BAML High Yield Master II Index	3.46%	5.94%	7.11%	6.80%^

^
Since Inception returns are as of the fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the S&P 500 Index is 11.63%, Russell 2000 Index is 9.71%, and BAML High Yield Master II Index is 6.29%.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the prospectus, the Fund’s annual operating expenses (gross) for the Investor Share Class is 1.41% and for the Institutional Share Class is 1.16%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses such that the total operating expense (net) is 1.40% and 1.15% through 1/31/16, respectively. Otherwise, performance shown would have been lower.

Intrepid Capital Fund

Dear Friends and Clients,

In reflecting back on the third quarter of 2015, as well as the last calendar year, I am not surprised by the fact that the returns in the capital markets have been unattractive. We have warned investors repeatedly that prices were high and the pickings slim.

Volatility was finally reawakened in late August with the Chinese central bank announcing a devaluation of the Chinese currency, the Yuan, in an effort to prop up their collapsing economy. The Chinese have pulled out all the stops to try to slow a crashing stock and housing market, including banning selling by major shareholders, temporarily halting trades in more than half of the companies listed on Chinese exchanges, and even threatening short sellers with imprisonment. So much for central planning!

The story is less dramatic but not all that different on this side of the Pacific. Our Fed policy, which I have referred to in the past as a “morphine drip of interest rate suppression,” is now called into question as the Fed declined the opportunity at their mid-September meeting to move the Feds Fund Rate up even 25 basis points (¼ of 1%)! This is after the recession was declared over in June of 2009, more than six years ago. This government-led rate suppression has caused a massive misallocation of capital and over–investment, as investors attempt to find any investment vehicle yielding more than the roughly 0% offered on the shorter end of the yield curve.

It’s not difficult to understand why the federal government would be in no hurry to see higher rates. The rate suppression has enabled the government to continue its profligate deficit spending, driving up the national debt without feeling the full effect of higher interest payments. As the accompanying graph shows, interest expense on government debt has been relatively stable over most of the last decade even while the amount of debt has skyrocketed. The answer to our annual government deficits is not as simple as taxing the rich or retreating from foreign entanglements, as my friends on the left would have you believe. A more normalized (4-6%) interest rate would cause much more fiscal pain in our federal government. I hope this pain would force those on the right and left to reconcile their differences and generate policies conducive to a higher rate of growth than we have had in the past.

Intrepid Capital Fund

In a normal business cycle, a severe recession is usually followed by a “bounce;” a strong rebound in economic conditions. That has not been the case this time around as the government adopted policies and regulatory burdens at the trough of the cycle that have retarded economic growth, including Obamacare, the Consumer Financial Protection Bureau, and a host of oppressive and costly EPA “earth first” policies.

These policies, and many others in which power is taken from individuals and state and local governments and abdicated to an ever larger federal government, make this country more and more subject to what I call “Euro Sclerosis” – policies followed in countries like France, with rigid inflexible labor costs, high regulatory burdens, high unemployment, particularly among their youth, and nearly invisible growth rates. France’s GDP has grown less than 0.5% a year since the late 1970’s. I don’t think this is an outcome we as a country want; I know I don’t.

In preparation for writing this letter, I like to look back at past communications with shareholders to help me gain a longer-term perspective. I noticed at year-end 2014 that I commented, “It will be interesting to see how the Federal Reserve works its way out of the ‘box canyon’ in which it finds itself.” I went on to say, “With an aging bull market, coupled with high stock and bond prices, we believe the prices could swing dramatically.” In a word, YES, they have, over the course of the third quarter of 2015. The equity indices, along with the Bank of America Merrill Lynch High Yield index, all fell over the period. We were not immune, unfortunately.

Our cash buffer may have helped at the margin, but maybe not as much as I would have liked. I am hopeful that we “took our lumps” earlier in the year, largely related to oil and gas investments made over the course of the last year. I think the markets have “caught” us on the way down, hence my bumper sticker quote at the top of this letter!

As uncomfortable as it is to be down for the moment, I regard this as a normal part of our value-seeking contrarian investment process. These difficult days will hopefully let us plant the seeds of new investments at attractive prices for the next “harvest” in years hence.

The Fund’s three largest contributors during the quarter were Ingram Micro (ticker: IM), Amdocs (ticker: DOX), and Pitney Bowes International Pfd. The three largest detractors for the quarter were Dundee Corp. (ticker: DC/A CN), Unit Corp. (ticker: UNT), and Corus Entertainment (ticker: CJR/B CN). The Fund’s three largest contributors for the fiscal year ended September 30, 2015 were Western Union (ticker: WU), Amdocs, and Bio-Rad (ticker: BIO). The largest detractors for the fiscal year were Corus Entertainment, Dundee Corp., and Bill Barrett (ticker: BBG).

For the quarter ending September 30, 2015, the Intrepid Capital Fund (the “Fund”) declined 8.36% compared to the BAML High Yield Master II Index and the S&P 500 Index, which declined 4.90% and 6.44%, respectively, for the period. For the Fund’s fiscal year which also ended September 30, 2015, the Fund declined 7.17% versus the BAML High Yield Master II and S&P 500 Index declines of 3.57% and 0.61%,

Intrepid Capital Fund

respectively. Certainly nothing to get excited about, but a performance we think we can recover from. My family and I are invested along with you in the Intrepid portfolios. Our goal is to protect the downside, while participating in the upside, which we believe we have done since inception. Perhaps our top priority in this still-rich equity environment is trying to avoid the 40 – 50% drawdowns investors saw in equity indices and index-centric products in the last bear market. You probably are aware of the math; if you are down 50%, you must have a 100% return just to get back to even. This is something we want to avoid.

For the trailing 10-year period ended September 30, 2015, the Fund nominally outperformed the S&P 500 Index and the Russell 2000 Index with returns of 6.89%, 6.80% and 6.55%, respectively. Due to higher than normal levels of cash and addition of fixed income, we believe the Fund took significantly less risk than the equity indices over this period.

We are pleased to report that over the same 10-year period, the Intrepid Capital Fund (ICMBX) has outperformed 95% of the 481 funds in the Morningstar Moderate Allocation Peer Group, based on total returns. Morningstar ranked the Fund in the 95th, 93rd, 81st, and 5th percentile out of 929, 838, 722, and 481 Moderate Allocation funds for one-, three-, five-, and ten-year periods ending September 30, 2015, respectively.

The Intrepid Capital Fund (ICMBX) continues to have an overall 4-Star Morningstar Rating out of 838 Moderate Allocation funds for the period ending September 30, 2015 (derived from a weighted average of the fund’s three-, five-, and ten-year risk adjusted return measure). Included in this weighted average rating is a 5-Star Morningstar Rating out of 481 Moderate Allocation funds, based on risk-adjusted returns, for the 10 year period ending September 30, 2015. Thank you to our shareholders for making this all possible.

Thank you for entrusting us with your capital. It is not a position we take lightly.

Best regards,

Mark F. Travis President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease in value when

Intrepid Capital Fund

interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Bank of America/Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Morningstar Proprietary Ratings reflect risk-adjusted performance as of 9/30/15. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar risk-adjusted return measure that accounts for variation in a fund’s monthly performance placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentage. The Intrepid Capital Fund-Investor received 2 stars among 838 for the three-year, 2 stars among 722 for the five-year, and 5 stars among 481 Moderate Allocation Funds for the ten-year period ending 9/30/15. The rating is specific to the Investor Share Class and does not apply to other share classes, which have different ratings.

Morningstar Rankings represent a fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. The ranking is specific to the Investor Share Class and does not apply to the other share class, which as different rankings.

©Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any sue of this information. Past performance is no guarantee of future results.

References to other mutual funds should not be interpreted as an offer of these securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

Jayme Wiggins,
Endurance Fund Portfolio Manager

October 1, 2015

Dear Fellow Shareholders,

It’s a start, but it’s not enough. A strange thing happened this quarter: the stock market declined. After a string of 10 consecutive quarterly gains, the S&P 500 index fell 6.44% over the prior three months. The Russell 2000 small cap index dropped 11.92%. Both indexes are in correction territory, with the Russell down 14.7% from its all-time high. The frothiest slice of the small cap market, the Russell Biotechnology Index, has cratered 31.1% from its peak. Yields on junk-rated debt have climbed rapidly, with more bonds in distress now compared to any time since the last recession. Market conditions are also bad in Europe and are downright scary in China, where authorities have practically outlawed bad-mouthing stocks in a desperate attempt to prop up markets. Investors are losing faith in the omnipotence of central bankers. Dovish actions by the Fed during its last meeting were followed by confused selling on Wall Street, in stark contrast to the Pavlovian buying of the past 5 years.

P/E for Largest Industries in Russell 2000
(September 30, 2015 – dollars in millions)
Industry	Mkt Cap	Net Income	P/E
Banks	$192,556	$11,563	16.7
REITS	$155,684	$4,939	31.5
Retail	$113,065	$4,226	26.8
Healthcare	$112,540	$428	262.8
Software	$95,762	$(400)	negative
Commercial Services	$95,269	$1,954	48.8
Pharmaceuticals	$91,554	$(3,381)	negative
Biotechnology	$69,987	$(4,451)	negative
Utilities	$65,300	$2,854	22.9
Computers	$61,872	$1,093	56.6
Insurance*	$55,803	$3,747	14.9
Telecommunications	$55,686	$1,200	46.4
Electronics	$55,308	$1,954	28.3
Diversified Financials	$53,960	$2,361	22.9
Energy	$53,580	$(11,275)	negative
Food & Beverages	$52,194	$2,008	26.0
Semiconductors	$51,691	$276	187.0
Internet	$51,081	$(860)	negative
Transportation	$36,729	$664	55.3
Chemicals	$31,324	$882	35.5

Source: Bloomberg, Intrepid Capital; *Excludes municipal bond insurers

Intrepid Endurance Fund

The last 8 weeks were unpleasant for most investors, painful for some, and devastating for a few. However, security prices are still unsupported by fundamentals, in our opinion. As of September 30, 2015, the Russell 2000 traded at 63x the aggregate net income of its constituents. The median P/E multiple was 30x and was meaningfully reduced by financial companies, which have a P/E of 18x. The non-financial companies in the index traded for 82x their collective free cash flow.1 The median free cash flow multiple of this group was 41x.

The journey away from Fed-focused investing and back to normality could be difficult. The QE bubble has lifted small caps to levels that make the prices they reached during the housing and tech bubbles look pedestrian. We don’t know whether June 23, 2015, will mark the peak of this investment cycle for the Russell 2000. We think the small cap market should trade significantly lower in order for valuations to appropriately reflect cash flows.

Source: Bloomberg

Most investors acknowledge the Fed’s influence on stock prices throughout this bull market. Some justify current valuations by citing extremely low interest rates. The valuation multiple for a stock is computed as the reciprocal of the difference between an investor’s required return and the growth rate of the company’s cash flows. Today, many investors have lowered their required returns (i.e. discount rates) as a result of low interest rates. In doing so, they argue that the valuation multiples of stocks should be higher. Assume under normal circumstances an investor demands a 10% return for

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[1]
It is difficult to define free cash flows for most financial companies because their balance sheets are part of their operations. See “Valuing Financial Services Firms” by Aswath Damodaran for more information on this topic.

Intrepid Endurance Fund

owning the equity of a company which is expected to grow its cash flow at a 5% perpetual rate. The “fair” free cash flow multiple is 20x (see table). If the investor reduces his discount rate by 2%, the multiple expands to 33.3x, a two-thirds gain.

1 / (Required return – Growth rate) = Cash flow multiple
Example I: Normal assumptions
1 / (10% - 5%) = 20x
Example II: Reduce required return by 2%
1 / (8% - 5%) = 33.3x

The future cash flow stream of the business hasn’t changed. The investor is simply willing to pay a higher price for those cash flows. He has lowered his standards because of scant investment alternatives. We see two fallacies in this logic. First, the investor is implicitly assuming low interest rates are permanent. This has not been true throughout history. Nevertheless, we can appreciate the argument that the Fed will do everything in its power to suppress rates because the U.S. government and economy cannot afford higher borrowing costs without experiencing a painful adjustment. No one wants to be blamed for a recession, even if the associated cleansing of distortions in the system prevents a greater economic calamity down the road.

The second, and less discussed, problem with saying that low interest rates warrant high stock prices is that the other element of the valuation formula is being ignored. Investors lower their required returns, but they typically leave growth rates intact. Economic growth is not what it used to be. In spite of unprecedented monetary stimulus, the U.S. has experienced the weakest post-recession recovery since World War II. The reason the Fed has been able to keep risk-free rates near zero for almost 7 straight years without stoking inflation is because the economy has sputtered, with companies posting feeble organic revenue growth. Corporations will face headwinds in growing their future cash flows because the multi-decade tailwind of falling interest rates, tax rates, and production costs is probably over.2

Investors can’t have it both ways. If low interest rates are permanent, they arguably should be reflected in both components of a valuation multiple. There is no change in valuations from a parallel shift downward in required returns and growth rates. The multiple stays the same. Stock prices then become driven by changes in earnings and cash flows. Aggregate earnings for small caps are no higher now than they were 10 years ago, yet stock prices have increased significantly.3 This imbalance seems unlikely to persist.

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[2]	“Playing To Win: The New Global Competition For Corporate Profits.” McKinsey Global Institute. September 2015.
[3]	According to Bloomberg, GAAP EPS for the Russell 2000 were $16.81 in 2005 and $14.67 for the trailing twelve months ending September 30, 2015.

Intrepid Endurance Fund

Example III: Parallel 200 bps shift
1 / (10% - 5%) = 20x
1 / (8% - 3%) = 20x

For the three months ending September 30, 2015, the Intrepid Endurance Fund (the “Fund”) fell 3.99% compared to an 11.92% drop in the Russell 2000. The Fund benefited from its high cash position, which ended the quarter at 67.9% of assets. The Endurance Fund’s performance during the first half of 2015 was below our expectations, as we suffered losses on commodity names (both precious metals and energy) and one important non-commodity holding. However, the Fund significantly outperformed the Russell 2000 Index as the market’s downturn gained steam in August and September.

We bought two new securities during the third quarter, Silver Wheaton (ticker: SLW) and Cubic Corp. (ticker: CUB). Silver Wheaton replaced two small positions in mining companies that we sold for a tax loss. We view this swap as an upgrade in quality for comparable value. Streaming and royalty companies are producing substantial cash flow in the current low metals price environment, while many miners are not profitable. Over the past 2 years, Silver Wheaton’s share price has fallen by half—as much as the Junior Gold Miners ETF (ticker: GDXJ). In contrast, the shares of Silver Wheaton’s streaming and royalty peers Franco-Nevada (ticker: FNV) and Royal Gold (ticker: RGLD) are roughly at the same level they were 24 months ago.

Silver Wheaton is currently undergoing a tax dispute with the Canada Revenue Agency, which claims the company owes hundreds of millions in back taxes and penalties. Silver Wheaton created offshore subsidiaries to collect cash flows from its streaming arrangements on mines located outside of Canada. The Canadian government believes the company should pay taxes on these profits. Management thinks otherwise and plans to fight the claims. In our valuation, we believe we have assumed a worst case outcome for this dispute. Silver Wheaton is trading for 12x free cash flow versus 25x and 19x for Franco-Nevada and Royal Gold, respectively. The firm’s multiple would still be significantly lower than these comps even if you neutralized tax rate differences. The vast majority of Silver Wheaton’s attributable production base comes from mines in the lowest quartile of production costs. Ignoring any future acquisitions, the company’s existing streams and royalties will create growing production volumes through 2019. Collectively, Silver Wheaton and Sandstorm Gold (ticker: SAND) account for 3.6% of the Fund’s assets. We believe these holdings are cheap at spot gold and silver prices and also may help defend the value of the Fund against further desperate QE actions by the Fed.

During the quarter, we also established a position in Cubic Corp. Cubic is the world’s leading provider of automated fare collection systems for mass transit, with installations including Chicago, London, New York, and Sydney. The company estimates it has an 80% domestic and 40% global market share. We think there are

Intrepid Endurance Fund

major advantages in being the incumbent when transit contracts come up for bid roughly every 10 years. In fact, on the company’s last 2 major contract wins, in Chicago and London, only one other bidder besides Cubic reached the final stage. Cubic believes it is the industry’s only full service provider, integrating hardware, software, and services. Generally, competitors must form consortiums, and as the head of London’s transit system wrote, “…the requirement for end to end systems integration, and providing the associated levels of indemnity, may work against consortia, particularly if they have no track record.” Cubic has a track record dating back to the 70s for major transit system implementations.

Cubic is also the market leader in air and ground combat training systems for defense applications. During the past few years, the company’s defense business has been negatively impacted by troop withdrawals from combat zones. We do not expect this to change anytime soon. However, the profitability of Cubic’s transportation segment has been distorted by unusual factors, including the recognition of significant upfront expenses without concurrent offsetting revenue on a major contract with Chicago. Cubic is trading for 11x free cash flow. Shares are at the same level they were 5 years ago. We believe Cubic’s underlying earnings power has grown over this period as it has extended its dominance in fare collection and has increased the recurring portion of its revenue stream.

The Fund’s largest detractors in the third quarter were Unit Corp. (ticker: UNT), Dundee Corp. (ticker: DC/A CN), and Silver Wheaton.4 None of these was a large position for the Fund. Unit’s stock has been clobbered by falling oil and natural gas prices. The shares have declined more than many E&Ps with higher leverage, like Chesapeake Energy (ticker: CHK). Unit had minimal commodity hedges going into the downturn, which has pressured its recent cash flow more than better-hedged peers. However, Unit also possesses one of the industry’s better balance sheets. For competitors, hedges that locked in high oil prices are rolling off. As a result, the cash flows of most E&Ps will soon be on equal footing to Unit with regard to hedges. At that point, it will be apparent that Unit’s leverage metrics are below most small and mid cap E&Ps. Unit is a unique energy business because it also has contract drilling operations and a midstream division. The assets comprising these segments provide extra levers of liquidity in the event that oil prices stay lower for longer. In such a scenario, we believe that most other comparably-sized E&Ps will have balance sheet troubles well before Unit. Although we remain concerned about how the declining health of the global economy could impact near-term energy demand, domestic oil production is decreasing. We anticipate an eventual rebound in prices. We believe Unit’s shares will recover sharply.

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[4]	Contribution analysis includes dividends and was performed on a currency neutral basis, since the Fund aims to hedge foreign currency price risk.

Intrepid Endurance Fund

Dundee Corp. is a different animal than the rest of the Fund’s portfolio. It is a holding company with significant exposure to commodities and real estate. The financials are messy and take considerable time to analyze properly. Most of the company’s subsidiaries are in the investment stage and are not generating cash flow. We purchased Dundee last year at a large discount to its net asset value. Since then, Dundee’s NAV has declined because of weakness in commodities and also reductions in the market value of Dundee’s sizable investment portfolio. However, Dundee’s stock price has fallen even more than its NAV.

Dundee’s CEO David Goodman has only been in his position for one year, and he is working to shift the business away from commodities and toward more predictable wealth management revenue. Mr. Goodman previously served as the CEO of DundeeWealth, which he helped grow into one of Canada’s largest independent money managers before it was sold to Scotiabank in 2011 for CAD $3.2 billion. He’s attempting to repeat that success, now that non-competes have expired. It won’t be easy. Nevertheless, Mr. Goodman is committed to streamlining Dundee to reduce its NAV discount. In his latest shareholder letter, he wrote, “There are a couple of historical examples of Canadian companies that have removed their significant holding company discounts. They did so by increasing the predictability of the company’s cash flow, the transparency of the business and creating ongoing fee generating revenue.” Dundee is trading today at approximately 40% of tangible book value. We believe book value overstates fair value for some of Dundee’s assets. Nevertheless, if we marked down to zero all of the company’s resource-oriented investments (energy, agriculture, and precious metals), we believe the resulting valuation is still above where the stock is currently priced. It’s not pretty, but Dundee looks like a buy to us.

The Fund’s top gainers in the third quarter were Ingram Micro (ticker: IM) and Amdocs (ticker: DOX), which were up modestly in a tough market climate. Both are long-term holdings and good examples of companies that reliably compound intrinsic value. Ingram is the world’s leading IT distributor. It requires substantial working capital in the form of inventory and receivables. We purchased Ingram in 2012 at approximately a 20% discount to its tangible book value and a larger discount to our estimate of intrinsic value. The company has historically earned a low double digit return on tangible equity, suggesting that Ingram should trade at a premium to book value.5 Over the past 3 years, Ingram has shifted toward higher-return businesses. Margins and earnings have expanded, and management forecasts additional improvement. While the valuation gap for Ingram has largely closed, the company’s balance sheet provides a valuation backstop not possessed by most companies.

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[5]	Assumes Ingram’s ROE exceeds our required return.

Intrepid Endurance Fund

Amdocs has delivered a steady stream of free cash flows since we purchased the stock in the spring of 2012. The firm is the world’s leading provider of billing software and services to communication companies. Amdocs serves the industry’s top providers such as AT&T, Vodafone, and Bell Canada. Three quarters of revenues are recurring, and Amdocs has deeply entrenched positions with customers. The company is growing most quickly in less-developed markets, where carriers have made fewer investments in technology. Amdocs’ stock has arguably been the easiest one for us to own over our holding period. The stock hasn’t had major drawdowns, the business has performed well, and the intrinsic value has grown at a predictable pace. Most of our holdings are not this hassle-free. We think Amdocs is fully valued today. Typically, we sell out of positions once they reach fair value. In this case, we have retained a stake because the price still looks reasonable to us, with Amdocs trading for 12x trailing free cash flow (net of cash), and the valuation of this high-quality business has continued to grow.6

Source: Bloomberg

Perhaps the third quarter will turn out to be a brief negative blip in the market’s inexorable ascent to new record levels. Plenty would call it a “healthy” correction. We would like to think that the price action during the past couple of months marks the beginning of a return to fundamentals. The futility of central bankers in steering economies is being exposed. Risky companies are facing higher borrowing costs. Acquirers’ stock prices are once again falling when they announce M&A at all-time highs for equities.7
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[6]
We value most of our holdings at higher multiples than 12x free cash flow, but we have applied a higher tax rate than Amdocs is currently experiencing to cushion against the possibility that offshore tax havens are challenged.

[7]	http://www.wsj.com/articles/investors-give-cold-shoulder-to-deals-1443463297

Intrepid Endurance Fund

We have plenty of dry powder, and we welcome the chance to buy cheap small caps. The drop in stock prices this quarter moves us closer to that goal, and the moderate decline in the Fund’s cash levels reflects our identification of incremental value. We believe that broad market valuations are still far closer to being wrong than right, but value is appearing in certain pockets of the market. For the first time in a long time, we feel like we own multiple names that could double before reaching our estimate of fair value. We also own a convertible bond yielding 11%, which is backed by assets worth twice as much as liabilities, in our estimation. These select opportunities give us hope that fairer prices are ahead. Like the sturdy camel, we can survive a long time on a little bit of value.

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Intrepid Endurance Fund Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Biotechnology Index is a sector of the Russell 2000 Index. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as a representative of the equity market in general. You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. E&P (Exploration and Production) is a type of company in the oil and gas industry focused on discovering and extracting crude oil and natural gas from underground reserves. M&A refers to Mergers and Acquisitions. Earnings per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. The Price to Earnings (P/E) Ratio is calculated by dividing the current price of the stock by the company’s trailing 12 months’ earnings per share. Basis Point (BPS) is equal to 1/100th of 1%. GAAP (Generally Accepted Accounting Principles is a framework of accounting standards, rules and procedures defined by the professional accounting industry. Net Asset Value (NAV) is the value of the company’s assets minus its liabilities. Tangible Book Value is equal to the company’s total book value less the value of any intangible assets.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

Jason Lazarus,
Income Fund Portfolio Manager

October 1, 2015

Dear Fellow Shareholders,

Global markets finally experienced some long-awaited volatility in the third quarter ended September 30, 2015, but the sources of the volatility were not the result of crises in Greece or Puerto Rico that we discussed last quarter. Shortly after completing our second quarter letter, Greek Prime Minister Tsipras conceded defeat and bowed to lenders, which ended a standoff that could have ended in Greece’s exit from the European Union and essentially signaled “all clear” to the markets, at least temporarily. Meanwhile, panic selling took hold in Chinese markets, which had been falling for several weeks after a spectacular run in the first half of the year. The Chinese government assumed the role of market savior, as is fashionable for governments to do these days, but undertook some actions that even the world’s most accommodative governments would not. These actions included, among others, 1) allowing more than half of the 2,800 companies listed on the stock markets to halt their shares, 2) instituting a ban on selling for shareholders owning more than 5% of a company’s outstanding shares, 3) actively trying to persuade citizens to buy stocks, and 4) threatening to arrest short sellers.

The measures were effective initially. China’s markets were relatively stable through mid-August (except for the 8.5% one-day drop in late July), before crashing again in late August. On August 24th and 25th, the Shanghai index lost 8.5% and 7.0%, respectively. U.S. investors took notice. The result was two of the most volatile trading days in the U.S. in years. The Dow Jones Industrial Average’s intraday decline of more than 1,000 points was the largest in its history. The market volatility surely was a factor in the Federal Reserve’s decision to keep short-term rates at zero. While the Federal Open Market Committee indicated the domestic economy is improving, it specifically cited “recent global economic and financial developments” in its September statement.

After a somewhat muted reaction to the Greek turmoil, high-yield bonds could not shake off the nervousness in the global equity markets. The BAML High Yield Master II Index tumbled 1.8% in August and another 2.6% in September, contributing to a 4.9% loss in the quarter. This marks the worst quarterly performance since the third quarter of 2011 when markets panicked during the U.S. Treasury debt downgrade. The lowest-rated issues suffered the most, particularly those in the energy sector. West Texas Intermediate crude oil resumed its decline and eventually hit a multi-year low of $37.75 before settling around $45/barrel. As a result, the BAML US High Yield Energy Index fell a whopping 16.1% in the quarter, with many issues sinking 50% or more. Market participants

Intrepid Income Fund

have mostly abandoned the hope of a V-shaped recovery in oil prices. At prices below $50/barrel, the vast majority of high-yield energy companies have unviable business models and will need to restructure. The carnage was not just limited to energy companies as it had been in the last few quarters. Some heavily indebted telecom businesses also suffered large price declines, including wireless provider Sprint and cable firm Windstream. Gainers were scarce in the high-yield space.

The Intrepid Income Fund (the “Fund”) posted a good relative performance during the quarter, although the Fund was still in the red with a loss of 2.22%. The Fund was buffered by our high cash position, which averaged 42% of assets in the quarter. Additionally, security selection helped our relative performance. The Fund’s invested assets outperformed the Index. Our exposure to energy-related credits negatively impacted the Fund by about 1% in the third quarter. In our last letter we noted that many of our energy holdings were the largest contributors in the second quarter, and we explained our reasons for selling some of these positions. We continued to reduce our energy exposure in the third quarter by exiting our position in Northern Oil & Gas 8% due 6/01/2020 (ticker: NOG). The bonds held up relatively well as oil prices cratered in August, unlike many of the company’s peers in the exploration and production (E&P) sector. The bonds had an asymmetrically negative return profile when considering oil prices at that time. We accepted a loss on the position. The bonds were the largest detractors in the quarter. Two other smaller positions in the energy sector detracted about 0.50% from the Fund’s quarterly performance.

The second largest detractor was Alamos Gold 7.75% due 4/01/2020 (formerly AuRico Gold). Alamos is a small-cap gold miner that recently merged with AuRico Gold. Gold prices collapsed early in the quarter along with many other commodities, which significantly pressured equity and bond prices of most gold miners. Despite lower precious metals prices, we believe the mines owned by the combined company will produce strong returns. Furthermore, the new Alamos has a much better balance sheet than AuRico had on its own.

Lastly, our positions in EZCORP 2.125% convertible bonds due 6/15/2019 (ticker: EZPW) and Corus Entertainment’s common stock (ticker: CJR/B CN) were again material detractors. EZCORP has some exposure to gold through its pawn operations, so lower gold prices probably weighed on the stock and bonds somewhat. However, the company’s bonds are trading at levels that suggest a reorganization or bankruptcy will be needed. We have discussed the company is past letters, and our positive view on the credit quality remains unchanged. We believe EZCORP is far from distressed. As for Corus, the firm reported disappointing results in July. We continue to believe Corus can right the ship and stabilize its earnings, but the company will need to put together a few strong quarters for the market to take notice. As an equity position, we have limited our exposure to just above 1% of the Fund’s assets.

Intrepid Income Fund

While the pullback in high-yield bonds was mostly limited to more levered credits and businesses operating in commodity industries, we were able to deploy some of the Fund’s cash into new ideas. The Fund took positions in five new high-yield bonds, four of which were issued by companies we have completed work on in the past. We accumulated significant positions in Sally Beauty 6.875% due 11/15/2019 (ticker: SBH), Hanesbrands 6.375% due 12/15/2020 (ticker: HBI), and Crown Americas 6.25% due 2/01/2021 (ticker: CCK). Additionally, we put some cash to work in short-term investment grade bonds that we believe were offering a reasonable spread to comparable maturity U.S. Treasury bonds. As with the new high-yield purchases, we have followed two of these investment grade companies for several years. The investment grade purchases include Tech Data 3.75% due 9/21/2017, Jabil Circuit 7.75% due 7/15/2016, Dollar General 4.125% due 7/15/2017, and FLIR Systems 3.75% due 9/01/2016. We also added to several existing positions.

As noted above, we sold our position in Northern Oil & Gas 8%. We also had our large position in Caleres 7.125% due 5/15/2019 called by the issuer. Caleres recently changed its name from Brown Shoe and issued new notes. We initiated a small position in the new 6.25% notes due 8/15/2023, but the purchase only offset about 25% of the cash we received from the bonds that were called. In total, our purchase activity substantially outstripped sale proceeds, and the Fund’s cash balance declined from 45% to 31% of assets.

Sally Beauty’s 6.875% notes are the Fund’s largest new holding. The company is one of the largest retailers and distributors of professional beauty products in the U.S. Demand for beauty products has historically been nearly immune to recessionary pressures, and Sally’s operational performance through 2008 and 2009 supports this claim. The company easily weathered the credit crisis, even with significant leverage of around 5x that was associated with being spun-off from Alberto-Culver in 2006. In 2008 and 2009, the firm’s same store sales were positive, and it was able to grow operating earnings. Sally’s credit quality has improved significantly since then as it has grown earnings via organic sales growth, store base expansion, acquisitions, and margin improvement. While the firm has recently been buying back stock, we do not believe debt will be increased significantly for this purpose. Sally has three high-yield issues outstanding that are pari passu and account for all of the firm’s debt. The 6.875% notes due in 2019 are very likely to be called this November, but we believe the other issues will be attractive core holdings for the portfolio in years to come.

With the recent market volatility we have regularly been asked if we are finding many bargains to put our cash to work in. While the highest-yielding bonds are mostly concentrated in commodity sectors, we are beginning to see some more attractive yields in our “core” universe, which generally consists of stable businesses in mature industries. This quarter’s purchases are reflective of the types of credits we

Intrepid Income Fund

are seeking. If high-yield prices continue falling, we believe the Fund’s cash position will decline further.

Thank you for your investment.

Sincerely,

Jason Lazarus, CFA
Intrepid Income Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual securities volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Bank of America Merrill Lynch High Yield Master II Index (BAML High Yield Master II Index) is Bank of America Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. Bank of America Merrill Lynch US Corporate Index (BAML US Corporate Index) is an unmanaged index of U. S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P. The Shanghai Index is a market composite made up of all the A-shares and B-shares that trade on the Shanghai Stock Exchange. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. BAML US High Yield Energy Index is a subset of the BAML US High Yield Index including all securities of Energy issuers. You cannot invest directly in an index.

E&P (Exploration and Production) is a type of company in the oil and gas industry focused on discovering and extracting crude oil and natural gas from underground reserves. Investment Grade is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Pari passu is a term used to describe situations where two or more assets, securities, creditors or obligations are equally managed without any display of preference.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

October 1, 2015

“It was the best of times, it was the worst of times…”

-Charles Dickens, A Tale of Two Cities

Greg Estes,
Disciplined Value Fund
Portfolio Manager

Dear Fellow Shareholders,

We do not believe we could find many people who would call today the best of times, and we are not likely to find too many that would call it the worst of times (although perhaps more pessimists than optimists), but the quote above does reflect the dichotomous nature of the market today. On the one hand, in this country, unemployment continues to shrink, payrolls have increased, consumer spending has improved, and GDP has grown to the point where the Federal Reserve has indicated we are ready for an interest rate hike—almost! However, now more than ever, there is an “on the other hand” - that infamous phrase of uncertainty. On the other hand, we see economic growth in China slowing and an accompanying concern that this slowdown will bleed over into the global economy. We see a Chinese stock market dropping precipitously from an incredibly lofty level, which has led nervous Chinese authorities to ban larger shareholders of Chinese stocks from selling. We see a long-in-the-tooth U.S. bull market that has been going strong for over six years - the third longest bull market in history so far. We see global mergers and acquisitions hitting $2.6 trillion in the third quarter alone, with the year 2015 heading to beat the record set in 2007 of $4.29 trillion.8 We see the difference between Standard & Poor’s 500 Index members’ GAAP (Generally Accepted Accounting Principles) EPS (Earnings per share) and non-GAAP EPS getting larger. This is a sign that companies are finding ways to adjust their relatively poor earnings to appear better than they actually are by excluding such things as pension losses or restructuring costs. As a matter of fact, the S&P 500 showed growth in non-GAAP EPS for the first six months of 2015 versus the first six months of 2014, but on a GAAP basis, earnings per share for the S&P 500 was down 13% over the same time frame.9 All of these signs lead us to see it as a tale of two markets. And we think that these two markets – one upbeat and optimistic, the other fearful and negative – will lead to heightened volatility.

For the quarter ended September 30, 2015, The Intrepid Disciplined Value Fund (“the Fund”) fell 6.64% versus the S&P 500 Index’s drop of 6.44% and the Russell 3000 Index’s decline of 7.25%. For the last twelve months (our Fund’s fiscal year), the Fund fell 3.32% versus 0.61% for the S&P 500 and 0.49% for the Russell 3000. Bear in mind that the fourth calendar quarter of 2014 was a large positive return for the

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[8]	Lachapelle, Tara. “M&A’s Fiorina Moment: Tara Lachapelle.” Bloomberg View. 30 Sep. 2015.
[9]	Ro, Sam. “Profits aren’t actually growing- companies are just fudging the numbers more than usual.” Business Insider. 17 Aug. 2015.

Intrepid Disciplined Value Fund

broad equity markets. On a year-to-date basis, the Fund returned -5.40% compared to the S&P 500’s return of -5.29% and the Russell 3000’s return of -5.45%.

In general terms, the market selloff was fairly broad, although some industries were hit harder than others. Within the Fund, energy and precious metals had the most negative impact, and two of our worst performers in the quarter were Unit Corp (ticker: UNT), a North American driller, and gold miner Newmont Mining (ticker: NEM). Rounding out the bottom three was one operating business, Teradata Corp (ticker: TDC), which posted disappointing earnings results relative to market expectations. More of TDC’s corporate clients are delaying their purchases of hardware to upgrade their data warehouse systems, particularly the company’s financial clients. The delay in TDC’s turnaround, combined with an increasingly impatient market, led to a sharp sell-off in shares.

On the other side of the equation, there were not really any winners, just share prices that held up better than most. One exception may be Quarto Group (ticker: QRT LN), the UK-based publisher, which has posted some very impressive results. We tip our collective hat to Intrepid International Fund Portfolio Manager Ben Franklin, who discovered this idea. Take a bow, Ben! Rounding out the top three contributors were Amdocs (ticker: DOX), a stable billing service provider to cable and phone companies, and Microsoft Corp (ticker: MSFT).

The Fund ended the quarter with a cash level of 55.6%. This increase from last quarter is somewhat misleading, because we have engaged in some tax loss sales which temporarily increased the cash position. This increase was partially offset by our purchase of a new idea that has been on the radar for a while: Symantec Corp (ticker: SYMC). We have had a valuation in mind for this security for over a year, but until recently the price was simply above where we were comfortable paying. Back on August 11th, Symantec announced that it would sell its Information Management business, Veritas, to a group of private equity investors including Carlyle Group and the Singapore Sovereign Wealth Fund (GIC) for $8 billion in cash. However, Symantec will only net $6.3 billion after taxes. This is due to the “magic” of transfer pricing within subsidiaries. The idea is that a firm can minimize its tax burdens in higher tax domiciles like the U.S. by structuring prices between subsidiaries so that the business units in lower tax domiciles (like Ireland) earn more of the profits. However, engaging in this transfer pricing left a large unrealized tax bill for Symantec’s Veritas unit that it must pay after the sale. Needless to say, the market was not happy with the arrangement. Many investors would have preferred a tax-free spinoff of Veritas. In our opinion, however, you cannot get something for nothing, and knowing that there was an embedded tax burden within Veritas would have meant the value on the spinoff would likely have been lower. Regardless, the remaining business has a nice operating margin above 30%, and we believe the stock price now trades below its intrinsic value. Sometimes, it takes a while before we find an attractive discount, but we believe we have found one in this case.

Intrepid Disciplined Value Fund

The average discount within the Fund’s invested portfolio is 18%, which is our internal measure that examines our intrinsic valuation for each individual stock in comparison to its stock price. Again, due to the market’s decline in the quarter, this average discount widened compared with the last quarter. If this market volatility keeps up, we would grow more confident that we can deploy more cash for new opportunities. We are not sitting still, however; we remain vigilant in looking for new investment ideas. We thank you for your trust in our process.

Sincerely,

Greg Estes, CFA
Intrepid Disciplined Value Fund Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Chicago Board Options Exchange Volatility Index (the VIX) is a widely used measure of market risk used to gauge the market’s anxiety level. You cannot invest directly in an index.

Non-GAAP (Generally Accepted Accounting Principles) is an alternative earnings measure of the performance of a company. Earnings per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid International Fund

October 1, 2015

“Skate to where the puck is going to be, not where it is.”

-Wayne Gretzky

Ben Franklin,
International Fund
Portfolio Manager

Dear Fellow Shareholders,

International indices took a beating during the third quarter of 2015, while the Intrepid International Fund (the “Fund”) increased 1.43%. The MSCI EAFE benchmark fell 10.23%, while emerging markets took it on the chin with a decline of 17.90% as measured by the MSCI Emerging Markets index. The third quarter of 2015 was marked by turbulent markets across the globe coupled with a myriad of potential explanations that have all been discussed at length in news outlets: blame it on Greece, blame it on China, potential interest rate increases caused turmoil, interest rates didn’t increase which caused turmoil, etc. These stories have kept many preoccupied and scrambling to figure out what is coming next. What we are focused on, however, is keeping our head down and analyzing the underlying fundamentals of businesses. This does not mean we are ignoring the news – like Tom Brady and his inflated ego deflated footballs, we are “generally aware.” However, we do not have any edge betting on outcomes of large macro events and thus limit our time and energy rummaging through the mountains of economic data.

Source: Bloomberg

We believe this different approach can produce different results than the indices. The last couple of letters have explained this, and this quarter was no different. While the indexes were bleeding, we managed to make money in the quarter. Most of our investments today are in small companies across the globe. Many academics and

Intrepid International Fund

other professionals will warn about the risk of such investments, but as this quarter highlights, our process can produce profitable returns even in down markets. We believe investing with a “margin of safety” limits risk. In this environment, we have not been able to find many larger companies with a wide enough estimated “margin of safety” and have thus looked elsewhere. We are happy with the level of risk we have taken and believe this focus on the downside is what helps us outperform in these types of environments.

The top contributors during the quarter include Pacific Brands (ticker: PBG AU), Vision Eye Institute (ticker: VEI AU), and Balda AG (ticker: BAF GR). Pacific Brands is a new position, Vision Eye Institute benefitted from a bidding war for the company, and Balda is in the process of selling all of their operating businesses. We own an even larger position in Balda today, which is discussed in more detail below. The top detractors include Dundee Corp (ticker: DC/A CN), Coventry Group (ticker: CYG AU), and Corus Entertainment (ticker: CJR/B CN).

Pacific Brands is an Australian firm we have followed for a long time, but have never owned. They have historically owned many different brands, some of which we believe were of lower quality. Additionally, they were saddled with a large debt load. They have been pruning the business and recently sold off a large division, using the transaction to reduce debt. What’s left is a few simple, market-leading brands. The most prominent is in their underwear segment, where they have the number one market share in their brand Bonds. The sale of a large division muddled the picture of the underlying firm, and may have made it difficult for other investors to understand. We dug in deep and found a simple business with great economics and a much improved balance sheet. The share price quickly rebounded once results for the underlying business were released and the market had more information about what the new business would look like. We have held on to much of our position, as we feel it is the type of business that will compound value over time – the type of business we would like to own for the long run.

A bidding war for Vision Eye Institute boosted the shares during the quarter. The company is Australia’s largest provider of ophthalmic care, operating clinics and surgery centers throughout eastern Australia. First, a smaller company by the name of Pulse Health (ticker: PHG AU) attempted to acquire Vision Eye Institute with an all-equity deal for what amounted to a price of AUD 0.88 per share. This put the CEO-less company in play, and shortly thereafter Chinese company Jangho (ticker: 601886 CH) bought a 20% weight in the company at a price of AUD 0.94 per share, causing further confusion. Finally, Jangho went public with an offer of AUD 1.10 per share. As the stock rose to nearly that price, we exited the position.10

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[10]	As of 9/30/2015, AUD = USD 0.7018

Intrepid International Fund

Balda benefitted from announcing the sale of their entire operating business. The operations that are potentially being sold make plastics for several industries, including dosing devices for the healthcare sector. We were never in love with the business, but the company is sitting on a mountain of cash. Historically, we viewed the investment as a discount to cash and assumed we got the operating business for free. But now that they are selling the operations for over €€60 million, we are left with a much more interesting situation. When buying a stock at a discount to cash, the discount can remain for long periods of time, resulting in a slow deterioration from inflation. However, when the company is led by shareholder-friendly managers, we believe this valuation gap has a higher probability of narrowing. In this case, that has happened so far. Due to the company being a larger weight than we would ever expect in our portfolio, we’d like to provide more detail on our investment.

Balda had approximately €€€€€€€€€3.35 per share in cash and term deposits as of their 6/30/2015 balance sheet date, compared to a share price of €€€3.13 as of 9/30/2015. Additionally, the company received an offer for their operating business of roughly €€€1 per share. This alone provides an attractive investment opportunity in our opinion. However, the deal gets sweeter as they are proposing a dividend of €€€2.00 per share. Of this proposed dividend, €€€0.90 is expected to be a return of capital, according to management. This large dividend will reduce our position size considerably, requiring us to have a large weight today if we want an adequate weight post-divided. Thus, assuming the dividend is paid out, our 15% weight as of 9/30/2015 will shrink to a weight between 5% and 6%. Like Wayne Gretzky, we plan to “skate to where the puck is going to be, not where it has been.” This is the reason for the large position size today. Management has stated they expect net assets of the firm post-sale and post-dividend to be between €€€2.20 and €€€2.40 per share. After removing the large dividend, the market cap shrinks to only €€€67 million, or about half of the net assets that management expects the company to have. The company plans to invest the resulting cash, to which they have stated it “can be deployed for new, high yielding investments.”11 Additionally, they have stated, “The goal is to guarantee that the group has a solid cash flow.”12 While these sound like generic goals to us, the picture gets clearer after management stated they will have €€€50 million in tax loss carryforwards post sale. We think the cash would be well suited for a stable cash flow business whereby they have a high likelihood of utilizing these tax losses.

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[11]	2015 Balda Annual Report.
[12]	2015 Balda Annual Report.

Intrepid International Fund

			% of
		Share Price	share
In Euros (€)	per share	(9/30/2015)	price

Approx. cash & term deposits	3.35	3.13	107%

Est. net selling price of op. bus. per share	1.00	3.13	32%

Total net assets	4.35	3.13	139%

Proposed dividend	(2.00)	(2.00)
Net assets post dividend	2.35	1.13	208%

As of 9/30/2015, €=$1.1177
Source: Balda Group, Intrepid Capital

Dundee, the quarter’s top detractor, is a holding company that trades at a significant discount to its net asset value (“NAV”). A large portion of the subsidiaries are in commodities and real estate. Many of their holdings have fallen in market value; however, the fall of the parent company’s stock price has outpaced the deterioration of the underlying holdings. The company’s CEO has openly discussed increasing transparency of the company to alleviate the large holding company discount.

Coventry Group reported unimpressive earnings, sending the stock down. Like Balda, we are buying the stock at what we believe is a discount to the net assets on the books, and have given no value to their largest operating subsidiary. Unlike Balda, this subsidiary is currently draining cash. The company’s turnaround strategy includes tangible cost-cutting initiatives. We believe these initiatives will stop the bleeding.

Corus continues to weigh on results. The firm released poor results in July. Advertising revenue for the media company has been weak despite strong ratings on their TV networks. In spite of the poor results, the company produces strong cash flow and pays much of it out in a dividend. We believe the investment is still trading at a discount to our estimated intrinsic value.

While this is a long journey we are on, we were pleased with our results during the quarter. We’ve touted our small size as an advantage. This allows us to purchase smaller securities that would not make sense to a larger fund, as they would not “move the needle.” We have attempted to use this advantage and “think outside the box,” and Morningstar’s Style Map software agrees…we literally don’t fit in their box:

Intrepid International Fund

   Source: Morningstar.com

Many of our holdings are trading at multiples much lower than what is available in larger securities, resulting in the Fund being labeled deep value. Some would suggest posturing a fund in small, deep value securities is riskier than buying large, well-known companies. In the current market environment we have disagreed with this, and while the indexes were losing money this quarter, we made some.

Thank you for your investment.

Ben Franklin, CFA
Intrepid International Fund Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. The MSCI Em (Emerging Markets) Index is a free-float weighted equity index. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of

Intrepid International Fund

the European region. The S&P/ASX 200 measures the performance of the 200 largest index-eligible stocks listed on the ASX by float-adjusted market capitalization. Representative liquid and tradable, it is widely considered Australia’s preeminent benchmark index. The index is float-adjusted. The index was launched in April 2000. You cannot invest directly in an index.

Book Value equals total assets minus intangible asset and liabilities. It refers to the total amount a company would be worth if it liquidated its assets and paid back all its liabilities. Price-to-Tangible Book Value is a financial ratio used to compare a company’s current market price to its book value.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Select Fund

Jayme Wiggins,	Greg Estes,
Select Fund	Select Fund
Co-Portfolio Manager	Co-Portfolio Manager

October 1, 2015

Dear Fellow Shareholders,

This is the inaugural letter for the Intrepid Select Fund. The Select Fund (the “Fund”) priced at a $10 per share Net Asset Value (NAV) on July 31, 2015, and began trading on August 3rd. The Fund invests in small and mid cap securities, with a bias toward smaller capitalization names. Importantly, the Fund seeks to invest at least 90% of assets in all market environments, with cash comprising 10% or less of the Fund. This is a departure from Intrepid Capital’s other funds, where cash levels can fluctuate based on the investment opportunity set. The launch of the Select Fund should not be interpreted as a shift in Intrepid Capital’s views on current market valuations. In our opinion, most investable assets are expensive today.

The Select Fund is designed for investors who prefer to make their own choices about asset allocation and who are willing to own concentrated position sizes. With this Fund, shareholders receive exposure to Intrepid Capital’s rigorous security selection process for small and mid cap securities. Typically, all of the securities held in the Select Fund will be owned by other Intrepid Capital mutual funds, so you will find similar commentary in those letters. However, the position sizes are generally expected to be larger. For example, the top 10 holdings in the Select Fund as of September 30, 2015, comprised 52.3% of the Fund’s assets. In comparison, the top 10 holdings in the Intrepid Endurance Fund and Intrepid Disciplined Value Fund accounted for 27% and 25.9% of assets, respectively.

The largest holding in the Fund is the 2.125% convertible bonds of EZCORP, which mature in June 2019. The Fund had an 8.3% weighting in this security at the end of the third quarter. We believe Intrepid Capital is the top owner of these bonds, which are currently yielding in excess of 11%. EZCORP is the second largest operator of pawn shops in the U.S. and Mexico. The prices of EZCORP’s public equity and debt have been adversely impacted by several issues, including declining gold scrapping profits, a shrinking payday loan business, and accounting problems at a Mexican subsidiary. The securities have also been punished for questionable actions by EZCORP’s controlling shareholder. The bonds are trading at slightly over 70 and qualify as a “busted” convert, where the associated stock is so far below the conversion price that the equity option is treated as worthless. In our view, the bonds are trading well below what is justified based on the company’s credit quality.

Intrepid Select Fund

EZCORP’s tangible assets exceeded its liabilities by over 2x as of the last reported balance sheet. We also believe that EZCORP’s competitors would be interested in the company’s store base if EZCORP ever wanted to sell. On a transaction basis, we think the company’s units are worth at least 250% of EZCORP’s recourse liabilities, which includes our bonds. Although the Fund does not typically own convertible debt instruments, we feel that EZCORP offers a compelling, equity-like return for considerably less downside risk.

For the period from July 31, 2015 through September 30, 2015, the Intrepid Select Fund fell 8.3% compared to a 10.88% decrease in the Russell 2000 and an 8.36% drop in the S&P 500. We believe the securities held in the Fund held up better than the broader markets because our holdings have already been beaten down and are cheaper than the market in general.

The only new purchase the Fund made in the period was Cubic Corp. (ticker: CUB). Cubic is the world’s leading provider of automated fare collection systems for mass transit, with installations including Chicago, London, New York, and Sydney. The company estimates it has an 80% domestic and 40% global market share. We think there are major advantages in being the incumbent when transit contracts come up for bid roughly every 10 years. In fact, on the company’s last 2 major contract wins, in Chicago and London, only one other bidder besides Cubic reached the final stage. Cubic believes it is the industry’s only full service provider, integrating hardware, software, and services. Generally, competitors must form consortiums, and as the head of London’s transit system wrote, “…the requirement for end to end systems integration, and providing the associated levels of indemnity, may work against consortia, particularly if they have no track record.” Cubic has a track record dating back to the 70s for major transit system implementations.

Cubic is also the market leader in air and ground combat training systems for defense applications. During the past few years, the company’s defense business has been negatively impacted by troop withdrawals from combat zones. We do not expect this to change anytime soon. However, the profitability of Cubic’s transportation segment has been distorted by unusual factors, including the recognition of significant upfront expenses without concurrent offsetting revenue on a major contract with Chicago. Cubic is trading for 11x free cash flow. Shares are at the same level they were 5 years ago. We believe Cubic’s underlying earnings power has grown over this period as it has extended its dominance in fare collection and has increased the recurring portion of its revenue stream.

During the truncated quarter, the Fund’s largest positive contributors were Sandstorm Gold (ticker: SAND), Ingram Micro (ticker: IM), and Corus Entertainment (ticker: CJR/B CN). Sandstorm is the Fund’s largest precious metals position. Having underperformed throughout most of 2015, Sandstorm’s stock held up well throughout the market’s tumult in August and September. Sandstorm is a streaming

Intrepid Select Fund

and royalty company that trades at a single digit multiple of free cash flow. After experiencing problems with a couple of key mining partners in recent years, Sandstorm’s management has worked to upgrade the quality of the firm’s counterparties. At quarter end, the Fund had a 7.2% direct exposure to precious metals from its investments in Sandstorm and Silver Wheaton (ticker: SLW). However, the Fund is also indirectly exposed to gold prices through certain other investments, like EZCORP. We remain comfortable with the fund’s precious metals exposure given our expectation that central bankers will continue to pursue aggressive, and in our view reckless, monetary policies.

Ingram Micro is the world’s leading IT distributor. It requires substantial working capital in the form of inventory and receivables. The company has historically earned a low double digit return on tangible equity, suggesting that Ingram should trade at a premium to book value.13 Over the past several years, Ingram has shifted toward higher return businesses. Margins and earnings have expanded, and management forecasts additional improvement. The net assets on the company’s balance sheet provide a valuation backstop not possessed by most companies.

Corus Entertainment’s stock experienced a slight rebound in price after its earnings-related decline in the prior month, before the Fund launched. Corus is one of the Fund’s largest positions. The shares of this Canadian media company have been punished by advertising revenue shortfalls in addition to new regulatory policies for Canadian television broadcasters. We believe the company should be able to improve its advertising performance, given healthy ratings on Corus’s TV networks. Additionally, we believe investors may be overestimating the negative impact that new, mandated a la carte network selection will have on leading broadcasters like Corus. We expect our thesis to be tested over the next 12 months. For now, Corus is trading at less than 10x free cash flow and sports an 8% dividend yield.

The Fund’s greatest detractors during its first two months were Unit Corp. (ticker: UNT), Teradata (ticker: TDC), and Dundee Corp (ticker: DC/A CN). Unit’s stock has been clobbered by falling oil and natural gas prices. The shares have declined more than many E&Ps with higher leverage, like Chesapeake Energy (ticker: CHK). Unit had minimal commodity hedges going into the downturn, which has pressured its recent cash flow more than better-hedged peers. However, Unit also possesses one of the industry’s better balance sheets. For competitors, hedges that locked in high oil prices are beginning to roll off. As a result, the cash flows of most E&Ps will soon be on equal footing to Unit with regard to hedges. At that point, it will be apparent that Unit’s leverage metrics are below most small and mid cap E&Ps. Unit is a unique energy business because it also has contract drilling operations and a midstream

_________________

[13]	Assumes Ingram’s ROE exceeds our required return.

Intrepid Select Fund

division. The assets comprising these segments provide extra levers of liquidity in the event that oil prices stay lower for longer. In such a scenario, we believe that most other comparably-sized E&Ps will have balance sheet troubles well before Unit. Although we remain concerned about how the declining health of the global economy could impact near-term energy demand, domestic oil production is decreasing. We anticipate an eventual rebound in prices. We believe Unit’s shares will recover sharply.

Teradata had another rough earnings release, in which management verified that a rebound in its sales of data warehousing equipment will take longer than the market had initially anticipated. Essentially, companies are opting to delay capital expenditures for equipment that would expand or refresh their existing data warehousing structures. This is particularly true of TDC’s clients within the financial industry, which accounted for 31% of TDC’s 2014 revenue. While the company is showing increasing customer wins, these customers tend to be making smaller purchases. After the release, many investors’ patience wore out and the stock dropped from the mid-$30s to around $30. However, we believe that purchasing can only be delayed for so long, and that there will come a time when clients can no longer avoid upgrading their data warehouses and/or other data platforms.

Dundee Corp. is a different animal than the rest of the Fund’s portfolio. It is a holding company with significant exposure to commodities and real estate. The financials are messy and take considerable time to analyze properly. Most of the company’s subsidiaries are in the investment stage and are not generating cash flow. Dundee’s NAV has declined because of weakness in commodities and also reductions in the market value of Dundee’s sizable investment portfolio. However, Dundee’s stock price has fallen even more than its NAV.

Dundee’s CEO David Goodman has only been in his position for one year, and he is working to shift the business away from commodities and toward more predictable wealth management revenue. Mr. Goodman previously served as the CEO of DundeeWealth, which he helped grow into one of Canada’s largest independent money managers before it was sold to Scotiabank in 2011 for CAD $3.2 billion (USD $2.4 billion). He’s attempting to repeat that success, now that non-competes have expired. It won’t be easy. Nevertheless, Mr. Goodman is committed to streamlining Dundee to reduce its NAV discount. In his latest shareholder letter, he wrote, “There are a couple of historical examples of Canadian companies that have removed their significant holding company discounts. They did so by increasing the predictability of the company’s cash flow, the transparency of the business and creating ongoing fee generating revenue.” Dundee is trading today at approximately 40% of tangible book value. We believe book value overstates fair value for some of Dundee’s assets. Nevertheless, if we marked down to zero all of the company’s resource-oriented investments (energy, agriculture, and precious metals), we believe the resulting valuation is still above where the stock is currently priced. It’s not pretty, but Dundee looks like a buy.

Intrepid Select Fund

Thank you for your interest in our Fund.

Sincerely,

Jayme Wiggins, CFA	Greg Estes, CFA
Intrepid Select Fund	Intrepid Select Fund
Co-Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Free Cash Flow Yield equals normalized free cash flow divided by the company’s market capitalization. It measures how well a company generates cash from its current operations. E&P (Exploration and Production) is a type of company in the oil and gas industry focused on discovering and extracting crude oil and natural gas from underground reserves.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2015 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2015 through September 30, 2015. For the Intrepid Select Fund, the example represents the period from Fund inception, July 31, 2015 through September 30, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the following example. The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2015 (Unaudited)

and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2015 -
	April 1, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$ 919.60	$6.74

Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2015 -
	April 1, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$ 920.90	$5.54

Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2015 (Unaudited)

INTREPID ENDURANCE CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2015 -
	April 1, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$ 950.70	$6.85

Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID ENDURANCE CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2015 -
	April 1, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$ 952.90	$5.63

Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2015 -
	April 1, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$ 986.40	$4.48

Hypothetical (5% return
before expenses)	1,000.00	1,020.56	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2015 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2015 -
	April 1, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$ 931.80	$6.30

Hypothetical (5% return
before expenses)	1,000.00	1,018.55	6.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INTERNATIONAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2015 -
	April 1, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$1,019.50	$7.09

Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SELECT FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 31, 2015 -
	July 31, 2015	September 30, 2015	September 30, 2015
Actual	$1,000.00	$ 917.00	$2.28

Hypothetical (5% return
before expenses)	1,000.00	1,006.12	2.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 62/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2005. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The Bank of America Merrill Lynch U.S. High Yield Master II Index (sometimes referred to as “Bank of America Merrill”) return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index. The Barclays Capital U.S. Government/Credit Index (sometimes referred to as “Barclays Capital”) includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2015)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	-7.17%	3.99%	6.09%	6.89%	6.23%
S&P 500 Total Return Index	-0.61%	12.40%	13.34%	6.80%	6.67%
Bank of America
Merrill Lynch U.S. High
Yield Master II Index	-3.57%	3.46%	5.94%	7.11%	6.80%
Barclays Capital U.S.
Government/Credit Index	2.73%	1.59%	3.09%	4.61%	4.45%
Bank of America Merrill
Combined Index
(60% S&P 500, 40%
Bank of America Merrill)	-1.73%	8.81%	10.40%	7.05%	6.84%
Barclays Capital
Combined Index
(60% S&P 500, 40%
Barclays Capital)	0.88%	8.09%	9.34%	6.22%	6.06%
Intrepid Capital Fund –
Institutional Class	-6.92%	4.23%	6.34%	N/A	5.86%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Endurance Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations of the Investor Class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Average Annual Total Returns (for periods ended September 30, 2015)

				Since Inception
	1 Year	3 Year	5 Year	(10/03/05)

Intrepid Endurance Fund –
Investor Class(1)	-6.03%	2.90%	5.15%	8.99%
Russell 2000 Total Return Index	1.25%	11.02%	11.73%	6.51%
Intrepid Endurance Fund –
Institutional Class(1)	-5.68%	3.19%	5.43%	7.34%*

*	Inception date of the Institutional Class was 11/3/09.
(1)	Prior to June 26, 2015, the Fund’s name was Intrepid Small Cap Fund. See Footnote 1.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations of the Investor Class). Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares. Returns shown include reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions would be reduced. or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS U.S. AGGREGATE BOND INDEX – This index consists of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2015)

				Since Inception
	1 Year	3 Year	5 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	-2.76%	1.18%	2.89%	3.64%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	-3.57%	3.46%	5.94%	6.77%
Barclays U.S. Aggregate Bond Index	2.94%	1.71%	3.10%	4.89%

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 3000 TOTAL RETURN INDEX – An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Total Returns (for periods ended September 30, 2015)

				Since Inception
	1 Year	3 Year	5 Year	(10/31/07)
Intrepid Disciplined Value Fund	-3.32%	6.61%	7.40%	5.03%
S&P 500 Total Return Index	-0.61%	12.40%	13.34%	5.01%
Russell 3000 Total Return Index	-0.49%	12.53%	13.28%	5.19%

Intrepid International Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 30, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MSCI EAFE INDEX – An unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

Total Returns (for periods ended September 30, 2015)

				Since Inception
	1 Month	3 Month	6 Month	(12/30/14)
Intrepid International Fund	0.91%	1.43%	1.95%	-0.50%
MSCI EAFE Index	-5.08%	-10.23%	-9.68%	-5.44%

Intrepid Select Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 31, 2015 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

S&P 400 TOTAL RETURN INDEX – A float-adjusted, capitalization weighted index of 400 securities, providing investors with a benchmark for mid-sized U.S. companies. The index covers approximately 7% of the total U.S. equity market and seeks to remain an accurate measure of mid-sized U.S. companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Total Returns (for periods ended September 30, 2015)

		Since Inception
	1 Month	(7/31/15)
Intrepid Select Fund	-4.68%	-8.30%
Russell 2000 Total Return Index	-4.91%	-10.88%
S&P 400 Total Return Index	-3.22%	-8.62%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2015 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$216,405,504
Corporate Bonds	70,676,857
Convertible Bond	12,133,750
Preferred Stock	9,517,500
Cash*	23,044,237
$331,777,848

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2015 (Unaudited)

INTREPID ENDURANCE  FUND

Components of Portfolio Holdings
Industrials	$31,259,892
Financials	19,894,902
Information Technology	16,150,221
Materials	10,808,879
Consumer Discretionary	10,573,248
Health Care	4,372,193
Energy	4,074,674
Cash*	205,149,155
$302,283,164

The sector and industry classifications used in this report, use the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2015 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$49,004,262
Preferred Stock	4,388,625
Convertible Bond	3,365,331
Common Stocks	1,984,687
Cash*	26,244,612
$84,987,517

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2015 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Information Technology	$7,082,122
Financials	5,572,718
Telecommunication Services	1,904,414
Consumer Discretionary	1,782,411
Materials	1,505,198
Health Care	882,857
Industrials	823,283
Energy	392,956
Cash*	24,984,380
$44,930,339

*	Cash, cash equivalents and other assets less liabilities.

Intrepid International Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2015 (Unaudited)

INTREPID INTERNATIONAL FUND

Components of Portfolio Holdings
Consumer Discretionary	$1,539,611
Health Care	1,353,934
Industrials	1,264,920
Financials	465,946
Materials	348,244
Information Technology	217,810
Cash*	2,382,680
$7,573,145

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Select Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2015 (Unaudited)

INTREPID SELECT FUND

Components of Portfolio Holdings
Financials	$272,929
Information Technology	203,086
Consumer Discretionary	146,759
Industrials	133,903
Materials	81,462
Health Care	49,310
Energy	34,021
Telecommunication Services	28,704
Cash*	439,866
$1,390,040

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2015

COMMON STOCKS - 65.22%	Shares	Value
Capital Goods - 4.43%
American Science & Engineering, Inc.	171,674	$6,104,727
Fenner PLC (a)	2,040,353	5,085,064
Metka SA (a)	424,884	3,508,535
		14,698,326

Commercial & Professional Services - 3.37%
Programmed Maintenance Services Ltd. (a)	170,612	317,345
Tetra Tech, Inc.	446,916	10,864,528
		11,181,873

Consumer Durables & Apparel - 2.64%
Coach, Inc.	189,000	5,467,770
Mattel, Inc.	156,000	3,285,360
		8,753,130

Diversified Financials - 13.81%
Berkshire Hathaway, Inc. - Class B (b)	110,000	14,344,000
Dundee Corp. - Class A (a)(b)	1,037,125	6,699,151
Leucadia National Corp.	410,000	8,306,600
Oaktree Capital Group LLC	219,407	10,860,647
The Bank of New York Mellon Corp.	143,000	5,598,450
		45,808,848

Energy - 2.11%
Patterson-UTI Energy, Inc.	331,510	4,356,041
Unit Corp. (b)	234,974	2,645,807
		7,001,848

Health Care Equipment & Services - 3.12%
Express Scripts Holding Co. (b)	128,000	10,362,880

Insurance - 1.52%
Baldwin & Lyons, Inc. - Class B	232,467	5,044,534

Materials - 1.77%
Hawkins, Inc.	153,068	5,893,118

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

COMMON STOCKS - 65.22% (continued)	Shares	Value
Media - 3.87%
Corus Entertainment, Inc. - Class B (a)	670,885	$7,093,434
IPSOS (a)	293,183	5,751,095
		12,844,529

Pharmaceuticals, Biotechnology
& Life Sciences - 1.26%
Bio-Rad Laboratories, Inc. - Class A (b)	31,099	4,176,907

Retailing - 2.48%
Hornbach Baumarkt AG (a)	101,468	3,793,726
Staples, Inc.	377,350	4,426,316
		8,220,042

Software & Services - 9.80%
Amdocs Ltd. (a)	176,400	10,033,632
Microsoft Corp.	138,000	6,107,880
Symantec Corp.	376,000	7,320,720
The Western Union Co.	492,470	9,041,749
		32,503,981

Technology Hardware & Equipment - 5.44%
Cisco Systems, Inc.	145,000	3,806,250
Fabrinet (a)(b)	330,585	6,059,623
Ingram Micro, Inc. - Class A	301,106	8,202,128
		18,068,001

Telecommunication Services - 5.63%
Telephone & Data Systems, Inc.	272,749	6,807,815
Verizon Communications, Inc.	273,000	11,878,230
		18,686,045

Transportation - 3.97%
Royal Mail PLC (a)	1,896,332	13,161,442
TOTAL COMMON STOCKS (Cost $219,204,075)		216,405,504

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

PREFERRED STOCK - 2.87%	Shares	Value
Commercial & Professional Services - 2.87%
Pitney Bowes International Holdings, Inc. (c)(d)
(Cost: $9,706,125; Original acquisition
date: 09/16/2014)	9,000	$9,517,500
TOTAL PREFERRED STOCK (Cost $9,706,125)		9,517,500

CONVERTIBLE BOND - 3.66%	Principal Amount
Diversified Financials - 3.66%
Ezcorp, Inc.
2.125%, 06/15/2019	$17,000,000	12,133,750
TOTAL CONVERTIBLE BOND (Cost $14,676,032)		12,133,750

CORPORATE BONDS - 21.30%
Commercial & Professional Services - 1.44%
Multi-Color Corp.
6.125%, 12/01/2022 (c) (Cost: $4,850,523;
Original acquisition date: 05/27/2015)	4,682,000	4,787,345

Consumer Durables & Apparel - 0.77%
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (c)(d) (Cost: $2,500,000;
Original acquisition date: 07/10/2014)	2,500,000	2,537,500

Consumer Services - 4.79%
Regis Corp.
5.750%, 12/05/2017 (c)(d) (Cost: $8,275,000;
Original acquisition date: 11/27/2013)	8,275,000	8,357,750
Ruby Tuesday, Inc.
7.625%, 05/15/2020	7,614,000	7,537,860
		15,895,610

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

CORPORATE BONDS - 21.30% (continued)	Principal Amount	Value
Diversified Financials - 1.60%
Cash America International, Inc.
5.750%, 05/15/2018	$1,374,000	$1,377,435
First Cash Financial Services, Inc.
6.750%, 04/01/2021	3,935,000	3,935,000
		5,312,435

Energy - 3.44%
Era Group, Inc.
7.750%, 12/15/2022	6,537,000	6,242,835
PHI, Inc.
5.250%, 03/15/2019	6,018,000	5,175,480
		11,418,315

Food & Staples Retailing - 0.93%
SpartanNash Co.
6.625%, 12/15/2016 (c)(d) (Cost: $3,062,539;
Original acquisition date: 02/06/2013)	3,000,000	3,075,000

Household & Personal Products - 1.47%
Central Garden & Pet Co.
8.250%, 03/01/2018	2,882,000	2,921,627
The Scotts Miracle-Gro Co.
6.625%, 12/15/2020	1,898,000	1,966,803
		4,888,430

Materials - 2.73%
Alamos Gold, Inc.
7.750%, 04/01/2020 (a)(c) (Cost: $6,637,058;
Original acquisition date: 03/17/2014)	6,675,000	5,757,187
Crown Americas LLC / Crown Americas
Capital Corp. III
6.250%, 02/01/2021	3,180,000	3,295,275
		9,052,462

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

CORPORATE BONDS - 21.30% (continued)	Principal Amount	Value
Retailing - 4.13%
Caleres, Inc.
6.250%, 08/15/2023 (c)(d) (Cost: $2,950,000;
Original acquisition date: 07/21/2015)	$2,950,000	$2,957,375
Dillard’s, Inc.
7.130%, 08/01/2018	4,403,000	4,914,585
Rent-A-Center, Inc.
4.750%, 05/01/2021	6,868,000	5,837,800
		13,709,760
TOTAL CORPORATE BONDS (Cost $73,446,900)		70,676,857
Total Investments (Cost $317,033,132) - 93.05%		308,733,611
Other Assets in Excess of Liabilities - 6.95%		23,044,237
TOTAL NET ASSETS - 100.00%		$331,777,848

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2015 was $36,989,657, which represented 11.15% of net assets.

(d)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2015

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Wells		U.S.
Fargo	10/14/15	Dollars	16,242,304	Euro	15,255,000	$(807,131)
Morgan		U.S.		British
Stanley	10/14/15	Dollars	5,363,579	Pound	3,470,000	114,694
Wells		U.S.		British
Fargo	10/14/15	Dollars	10,384,531	Pound	7,100,000	(355,262)
Wells		U.S.		Canadian
Fargo	2/22/16	Dollars	16,028,218	Dollars	21,130,000	203,852
$(843,847)

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
September 30, 2015

COMMON STOCKS - 24.78%	Shares	Value
Capital Goods - 3.03%
American Science & Engineering, Inc.	85,363	$3,035,508
Cubic Corp.	146,272	6,134,648
		9,170,156
Commercial & Professional Services - 4.07%
Tetra Tech, Inc.	506,288	12,307,861

Diversified Financials - 1.07%
Dundee Corp. - Class A (a)(b)	499,855	3,228,737

Energy - 1.35%
SM Energy Co.	33,000	1,057,320
Unit Corp. (b)	267,971	3,017,354
		4,074,674

Insurance - 1.39%
Baldwin & Lyons, Inc. - Class B	194,000	4,209,800

Materials - 3.57%
Alamos Gold, Inc. - Class A (a)	0	1
AuRico Metals, Inc. (a)(b)	1	1
Sandstorm Gold Ltd. (a)(b)	2,406,452	6,425,227
Silver Wheaton Corp. (a)	365,000	4,383,650
		10,808,879
Media - 3.50%
Corus Entertainment, Inc. - Class B (a)	1,000,000	10,573,248

Pharmaceuticals, Biotechnology
& Life Sciences - 1.45%
Bio-Rad Laboratories, Inc. - Class A (b)	32,553	4,372,193

Software & Services - 2.97%
Amdocs Ltd. (a)	157,620	8,965,426

Technology Hardware & Equipment - 2.38%
Ingram Micro, Inc. - Class A	263,759	7,184,795
TOTAL COMMON STOCKS (Cost $82,701,467)		74,895,769

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

PREFERRED STOCK - 3.23%	Shares	Value
Commercial & Professional Services - 3.23%
Pitney Bowes International
Holdings, Inc. (c)(d) (Cost: $9,978,737;
Original acquisition date: 06/24/2014)	9,250	$9,781,875
TOTAL PREFERRED STOCK (Cost $9,978,737)		9,781,875

CONVERTIBLE BOND - 4.12%	Principal Amount
Diversified Financials - 4.12%
Ezcorp, Inc.
2.125%, 06/15/2019	$17,452,000	12,456,365
TOTAL CONVERTIBLE BOND (Cost $14,753,830)		12,456,365
Total Investments (Cost $107,434,034) - 32.13%		97,134,009
Other Assets in Excess of Liabilities - 67.87%		205,149,155
TOTAL NET ASSETS - 100.00%		$302,283,164

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2015 was $9,781,875, which represented 3.23% of net assets.

(d)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2015

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Morgan		U.S.		Canadian
Stanley	1/25/16	Dollars	18,101,908	Dollars	23,600,000	$425,706

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

COMMON STOCKS - 2.34%	Shares	Value
Insurance - 1.02%
Baldwin & Lyons, Inc. - Class B	40,007	$868,152

Media - 1.32%
Corus Entertainment, Inc. - Class B (a)	105,600	1,116,535
TOTAL COMMON STOCKS (Cost $2,449,457)		1,984,687

PREFERRED STOCK - 5.16%
Commercial & Professional Services - 5.16%
Pitney Bowes International
Holdings, Inc. (b)(c) (Cost: $4,446,475;
Original acquisition date: 05/02/2014)	4,150	4,388,625
TOTAL PREFERRED STOCK (Cost $4,446,475)		4,388,625

CONVERTIBLE BOND - 3.96%	Principal Amount
Diversified Financials - 3.96%
Ezcorp, Inc.
2.125%, 06/15/2019	$4,715,000	3,365,331
TOTAL CONVERTIBLE BOND (Cost $4,119,513)		3,365,331

CORPORATE BONDS - 57.66%
Commercial & Professional Services - 2.93%
Multi-Color Corp.
6.125%, 12/01/2022 (b) (Cost: $2,519,733;
Original acquisition date: 05/18/2015)	2,434,000	2,488,765

Consumer Durables & Apparel - 4.84%
Hanesbrands, Inc.
6.375%, 12/15/2020	2,500,000	2,587,500
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (b)(c) (Cost: $1,500,000;
Original acquisition date: 07/10/2014)	1,500,000	1,522,500
		4,110,000

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

CORPORATE BONDS - 57.66% (continued)	Principal Amount	Value
Consumer Services - 9.02%
Regis Corp.
5.750%, 12/05/2017 (b)(c) (Cost: $4,225,000;
Original acquisition date: 11/27/2013)	$4,225,000	$4,267,250
Ruby Tuesday, Inc.
7.625%, 05/15/2020	3,434,000	3,399,660
		7,666,910

Diversified Financials - 3.47%
Cash America International, Inc.
5.750%, 05/15/2018	857,000	859,142
First Cash Financial Services, Inc.
6.750%, 04/01/2021	2,095,000	2,095,000
		2,954,142

Energy - 6.92%
Era Group, Inc.
7.750%, 12/15/2022	1,979,000	1,889,945
PHI, Inc.
5.250%, 03/15/2019	2,989,000	2,570,540
Unit Corp.
6.625%, 05/15/2021	1,730,000	1,418,600
		5,879,085

Food & Staples Retailing - 2.41%
SpartanNash Co.
6.625%, 12/15/2016 (b)(c) (Cost: $2,041,693;
Original acquisition date: 02/06/2013)	2,000,000	2,050,000

Health and Personal Care Stores - 4.20%
Sally Holdings LLC / Sally Capital, Inc.
6.875%, 11/15/2019	3,440,000	3,569,000

Household & Personal Products - 4.40%
Central Garden & Pet Co.
8.250%, 03/01/2018	1,884,000	1,909,905
The Scotts Miracle-Gro Co.
6.625%, 12/15/2020	1,763,000	1,826,909
		3,736,814

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

CORPORATE BONDS - 57.66% (continued)	Principal Amount	Value
Materials - 5.29%
Alamos Gold, Inc.
7.750%, 04/01/2020 (a)(b) (Cost: $3,206,664;
Original acquisition date: 03/17/2014)	$3,225,000	$2,781,562
Crown Americas LLC /
Crown Americas Capital Corp III
6.250%, 02/01/2021	1,655,000	1,714,994
		4,496,556

Retailing - 7.22%
Caleres, Inc.
6.250%, 08/15/2023 (b)(c) (Cost: $1,050,000;
Original acquisition date: 07/21/2015)	1,050,000	1,052,625
Dollar General Corp.
4.125%, 07/15/2017	2,000,000	2,062,226
Rent-A-Center, Inc.
6.625%, 11/15/2020	2,000,000	1,960,000
4.750%, 05/01/2021	1,250,000	1,062,500
		6,137,351

Technology Hardware & Equipment - 6.96%
FLIR Systems, Inc.
3.750%, 09/01/2016	1,019,000	1,040,825
Jabil Circuit, Inc.
7.750%, 07/15/2016	2,000,000	2,070,000
Tech Data Corp.
3.750%, 09/21/2017	2,735,000	2,804,814
		5,915,639
TOTAL CORPORATE BONDS (Cost $50,527,830)		49,004,262
Total Investments (Cost $61,543,275) - 69.12%		58,742,905
Other Assets in Excess of Liabilities - 30.88%		26,244,612
TOTAL NET ASSETS - 100.00%		$84,987,517

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2015 was $18,551,327, which represented 21.83% of net assets.

(c)	Security is considered illiquid and may be difficult to sell.

See notes to financial statements.

Intrepid Income Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2015

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Wells		U.S.		Canadian
Fargo	3/4/16	Dollars	1,140,411	Dollars	1,505,000	$13,359

See notes to financial statements.

Intrepid Disciplined
Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2015

COMMON STOCKS - 42.77%	Shares	Value
Capital Goods - 0.88%
American Science & Engineering, Inc.	11,120	$395,427

Commercial & Professional Services - 0.95%
Tetra Tech, Inc.	17,600	427,856

Diversified Financials - 9.71%
Leucadia National Corp.	52,500	1,063,650
Northern Trust Corp.	18,000	1,226,880
Oaktree Capital Group LLC	28,300	1,400,850
The Bank of New York Mellon Corp.	17,210	673,772
		4,365,152

Energy - 0.87%
Contango Oil & Gas Co. (a)	19,110	145,236
Unit Corp. (a)	22,000	247,720
		392,956

Health Care Equipment & Services - 1.44%
Laboratory Corp. of America Holdings (a)	5,950	645,397

Insurance - 1.06%
Baldwin & Lyons, Inc. - Class B	22,000	477,400

Materials - 3.35%
Alamos Gold, Inc. - Class A (b)	211,121	779,037
AuRico Metals, Inc. (a)(b)	34,794	17,571
Silver Wheaton Corp. (b)	59,000	708,590
		1,505,198

Media - 3.97%
Corus Entertainment, Inc. - Class B (b)	100,400	1,061,554
Quarto Group, Inc.	222,674	720,857
		1,782,411

Pharmaceuticals, Biotechnology
& Life Sciences - 0.53%
Bio-Rad Laboratories, Inc. - Class A (a)	1,768	237,460

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

COMMON STOCKS - 42.77% (continued)	Shares	Value
Software & Services - 10.36%
Amdocs Ltd. (b)	9,980	$567,662
Microsoft Corp.	22,130	979,474
Symantec Corp.	68,930	1,342,067
Teradata Corp. (a)	46,700	1,352,432
The Western Union Co.	22,400	411,264
		4,652,899
Technology Hardware & Equipment - 5.41%
Apple, Inc.	6,965	768,240
Cisco Systems, Inc.	16,500	433,125
SanDisk Corp.	22,600	1,227,858
		2,429,223
Telecommunication Services - 4.24%
Telephone & Data Systems, Inc.	27,838	694,836
Verizon Communications, Inc.	27,800	1,209,578
		1,904,414
TOTAL COMMON STOCKS (Cost $20,103,019)		19,215,793

CONVERTIBLE BOND - 1.62%	Principal Amount
Diversified Financials - 1.62%
Ezcorp, Inc.
2.125%, 06/15/2019	$1,023,000	730,166
TOTAL CONVERTIBLE BOND (Cost $783,834)		730,166
Total Investments (Cost $20,886,853) - 44.39%		19,945,959
Other Assets in Excess of Liabilities - 55.61%		24,984,380
TOTAL NET ASSETS - 100.00%		$44,930,339

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.

See notes to financial statements.

Intrepid Disciplined Value Fund

OPEN FUTURES CONTRACTS
September 30, 2015

	Number of	Notional
	Contracts	Value in	Settlement	Unrealized
Description	Sold	US Dollar	Month	Appreciation
Canadian Dollar Future	15	1,123,200	December 2015	$11,897

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS
September 30, 2015

COMMON STOCKS - 63.87%	Shares	Value
Australia - 14.60%
Coventry Group Ltd.	235,845	$203,614
GUD Holdings Ltd.	55,532	335,991
Pacific Brands Ltd (a)	626,107	312,021
Programmed Maintenance Services Ltd.	136,745	254,351
		1,105,977

Canada - 13.84%
Corus Entertainment, Inc. - Class B	24,030	254,075
Dundee Corp. - Class A (a)	39,285	253,756
HNZ Group, Inc.	5,960	74,539
Imvescor Restaurant Group, Inc.	74,400	117,078
Noranda Income Fund	110,400	215,919
Sandstorm Gold Ltd. (a)	49,560	132,325
		1,047,692

France - 6.90%
GEA	2,599	217,810
IPSOS	3,490	68,460
Vetoquinol SA	5,398	236,445
		522,715

Germany - 18.36%
Balda AG (a)	317,484	1,117,489
Hornbach Baumarkt AG	6,880	257,232
KSB AG	35	15,644
		1,390,365

Greece - 2.13%
Metka SA	19,560	161,519

United Kingdom - 7.12%
Fenner PLC	27,700	69,035
Quarto Group, Inc.	60,160	194,755
Royal Mail PLC	39,725	275,710
		539,500

United States - 0.92%
Baldwin & Lyons, Inc. - Class B	3,200	69,440
TOTAL COMMON STOCKS (Cost $5,089,278)		4,837,208

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

PREFERRED STOCKS - 2.78%	Shares	Value
Germany - 1.38%
KSB AG	250	$104,757

United States - 1.40%
Pitney Bowes International
Holdings, Inc. (b)(c) (Cost: $106,250;
Original acquisition date: 02/20/2015)	100	105,750
TOTAL PREFERRED STOCKS (Cost $220,329)		210,507

CONVERTIBLE BOND - 1.89%	Principal Amount
United States - 1.89%
Ezcorp, Inc.
2.125%, 06/15/2019	$200,000	142,750
TOTAL CONVERTIBLE BOND (Cost $155,123)		142,750
Total Investments (Cost $5,464,730) - 68.54%		5,190,465
Other Assets in Excess of Liabilities - 31.46%		2,382,680
TOTAL NET ASSETS - 100.00%		$7,573,145

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at September 30, 2015 was $105,750, which represented 1.40% of net assets.

(c)	Security is considered illiquid and may be difficult to sell.

OPEN FUTURES CONTRACTS
September 30, 2015

	Number of	Notional
	Contracts	Value in	Settlement	Unrealized
Description	Sold	US Dollar	Month	Appreciation
Australian Dollar Future	16	1,118,080	December 2015	$8,935
British Pound Future	3	283,369	December 2015	6,340
Canadian Dollar Future	12	898,560	December 2015	9,518
E-Micro British Pound Future	7	66,119	December 2015	2,051
Euro FX Future	15	2,096,063	December 2015	18,104
				$44,948

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS
September 30, 2015

COMMON STOCKS - 61.68%	Shares	Value
Capital Goods - 4.60%
American Science & Engineering, Inc.	530	$18,847
Cubic Corp.	1,074	45,043
		63,890

Commercial & Professional Services - 5.04%
Tetra Tech, Inc.	2,880	70,013

Consumer Durables & Apparel - 4.55%
Coach, Inc.	1,050	30,377
Mattel, Inc.	1,560	32,853
		63,230

Diversified Financials - 9.48%
Dundee Corp. - Class A (a)(b)	5,920	38,239
Leucadia National Corp.	2,380	48,219
Oaktree Capital Group LLC	915	45,293
		131,751

Energy - 2.45%
Helmerich & Payne, Inc.	210	9,925
Unit Corp. (b)	2,140	24,096
		34,021

Health Care Equipment & Services - 1.37%
Laboratory Corp. of America Holdings (b)	176	19,091

Insurance - 3.48%
Baldwin & Lyons, Inc. - Class B	2,230	48,391

Materials - 5.86%
Sandstorm Gold Ltd. (a)(b)	18,680	49,876
Silver Wheaton Corp. (a)	2,630	31,586
		81,462

Media - 6.01%
Corus Entertainment, Inc. - Class B (a)	7,900	83,529

Pharmaceuticals, Biotechnology
& Life Sciences - 2.17%
Bio-Rad Laboratories, Inc. - Class A (b)	225	30,219

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2015

COMMON STOCKS - 61.68% (continued)	Shares	Value
Software & Services - 8.68%
Amdocs Ltd. (a)	990	$56,310
Teradata Corp. (b)	1,680	48,653
The Western Union Co.	855	15,698
		120,661

Technology Hardware & Equipment - 5.93%
Ingram Micro, Inc. - Class A	1,520	41,405
SanDisk Corp.	755	41,019
		82,424

Telecommunication Services - 2.06%
Telephone & Data Systems, Inc.	1,150	28,704
TOTAL COMMON STOCKS (Cost $939,391)		857,386

CONVERTIBLE BOND - 6.68%	Principal Amount
Diversified Financials - 6.68%
Ezcorp, Inc.
2.125%, 06/15/2019	$130,000	92,788
TOTAL CONVERTIBLE BOND (Cost $100,830)		92,788
Total Investments (Cost $1,040,221) - 68.36%		950,174
Other Assets in Excess of Liabilities - 31.64%		439,866
TOTAL NET ASSETS - 100.00%		$1,390,040

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)	Non-income producing security.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2015

		Amount of			Amount of
		Currency to			Currency to
	Forward	be Received			be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Appreciation
Morgan		U.S.		Canadian
Stanley	11/5/15	Dollars	132,711	Dollars	175,000	$1,600

See notes to financial statements.

Intrepid Funds

(This Page Intentionally Left Blank.)

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)	$308,733,611	$97,134,009	$58,742,905
Investment receivable	—	885,976	—
Income receivable	1,711,062	148,670	969,555
Receivable for fund shares sold	190,677	178,022	—
Cash	21,638,656	208,126,715	26,782,190
Appreciation on forward currency contracts	114,694	425,706	13,359
Deposit for futures at broker	—	—	—
Deposit for forwards at broker	2,180,000	—	—
Receivable from investment adviser	—	—	—
Deferred offering expenses	—	—	—
Other assets	23,237	36,813	13,727
Total assets	334,591,937	306,935,911	86,521,736
LIABILITIES:
Payable for fund shares redeemed	782,164	1,682,422	999,634
Payable for investment securities purchased	588,665	2,453,440	421,371
Depreciation on forward currency contracts	958,541	—	—
Payable to Investment Adviser	274,726	272,220	48,725
Payable to Trustees	5,745	7,723	1,334
Due to custodian	—	—	—
Accrued distribution fees	31,422	55,617	—
Other expenses	172,826	181,325	63,155
Total liabilities	2,814,089	4,652,747	1,534,219
Total net assets	$331,777,848	$302,283,164	$84,987,517

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2015

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
NET ASSETS CONSIST OF:
Capital stock	$340,258,957	$311,371,834	$90,885,372
Accumulated net investment income (loss)	2,472,524	3,144,505	378,294
Accumulated undistributed net realized
gain (loss) on investments	(1,808,968)	(2,356,174)	(3,488,618)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(8,300,818)	(10,302,707)	(2,800,890)
Forward currency contracts	(843,847)	425,706	13,359
Futures contracts	—	—	—
Total net assets	$331,777,848	$302,283,164	$84,987,517
Investor Class
Net Assets	$149,504,245	$216,933,294	$—
Shares outstanding	14,159,075	15,828,971	—
Institutional Class
Net Assets	182,273,603	85,349,870	84,987,517
Shares outstanding	17,258,080	6,111,261	9,419,195
Total shares outstanding (unlimited
shares of no par value authorized)	31,417,155	21,940,232	9,419,195
Investor Class Net asset value, offering
and redemption price per share(2)	$10.56	$13.70	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$10.56	$13.97	$9.02

(1) Cost of Investments	$317,033,132	$107,434,034	$61,543,275

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2015

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
ASSETS:
Investments, at value(1)	$19,945,959	$5,190,465	$950,174
Investment receivable	—	69,787	—
Income receivable	25,909	9,771	1,053
Receivable for fund shares sold	—	—	250,000
Cash	25,059,216	2,666,707	180,740
Appreciation on forward currency contracts	—	—	1,600
Deposit for futures at broker	68,750	151,310	—
Deposit for forwards at broker	—	—	—
Receivable from investment adviser	—	5,566	16,106
Deferred offering expenses	—	5,891	41,177
Other assets	15,455	1,888	42
Total assets	45,115,289	8,101,385	1,440,892
LIABILITIES:
Payable for fund shares redeemed	37	—	—
Payable for investment securities purchased	—	476,914	12,215
Depreciation on forward currency contracts	—	—	—
Payable to Investment Adviser	35,397	—	—
Payable to Trustees	612	89	61
Due to custodian	—	2,111	—
Accrued distribution fees	100,485	5,678	421
Accrued offering expenses	—	—	9,234
Other expenses	48,419	43,448	28,921
Total liabilities	184,950	528,240	50,852
Total net assets	$44,930,339	$7,573,145	$1,390,040

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2015

	Intrepid		Intrepid
	Disciplined		International		Intrepid
	Value Fund		Fund		Select Fund
NET ASSETS CONSIST OF:
Capital stock	$43,847,365		$7,496,032		$1,477,193
Accumulated net investment income (loss)	51,688		160,707		2,717
Accumulated undistributed net realized
gain (loss) on investments	1,960,333		144,670		(1,422)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(940,944)		(273,212)		(90,048)
Forward currency contracts	—		—		1,600
Futures contracts	11,897		44,948		—
Total net assets	$44,930,339		$7,573,145		$1,390,040
Investor Class
Net Assets	$44,930,339		$7,573,145		$1,390,040
Shares outstanding	4,502,162		761,472		151,574
Institutional Class
Net Assets	—		—		—
Shares outstanding	—		—		—
Total shares outstanding (unlimited
shares of no par value authorized)	4,502,162		761,472		151,574
Investor Class Net asset value, offering
and redemption price per share(2)	$9.98		$9.95		$9.17
Institutional Class Net asset value, offering
and redemption price per share(2)	N/	A	N/	A	N/	A

(1) Cost of Investments	$20,886,853		$5,464,730		$1,040,221

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2015

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income*	$4,631,282	$2,829,077	$327,920
Interest income	7,319,138	699,180	3,553,603
Total investment income	11,950,420	3,528,257	3,881,523
Advisory fees (See Note 3)	4,151,207	4,725,708	725,040
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	487,756	814,295	—
Administration fees	299,743	345,074	69,542
Fund accounting fees	110,858	118,162	28,618
Shareholder servicing fees and expenses	84,009	119,643	23,704
Custody fees	42,190	30,705	5,982
Federal and state registration	33,575	41,942	21,320
Audit fees	30,640	30,649	30,649
Trustees fees and expenses	27,254	31,218	6,189
Reports to shareholders	21,843	38,177	4,256
Insurance	21,807	30,678	4,958
Legal fees	10,661	15,024	9,101
Deferred offering expenses	—	—	—
Miscellaneous	7,918	8,293	2,789
Total expenses before
Adviser reimbursement	5,329,461	6,349,568	932,148
Expenses reimbursed by
Adviser (See Note 3)	(67,817)	(115,800)	(62,100)
Net expenses before Adviser recoupment	5,261,644	6,233,768	870,048
Expenses recouped by Adviser	—	15,092	—
Total net expenses	5,261,644	6,248,860	870,048
Net investment income (loss)	6,688,776	(2,720,603)	3,011,475
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	3,543,028	9,547,205	(3,489,388)
Forward currency contracts	5,010,873	7,307,667	243,263
Futures contracts closed	—	—	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(40,303,985)	(37,556,474)	(2,482,643)
Forward currency contracts	(1,338,086)	(708,936)	(17,148)
Futures contracts	—	—	—
Net realized and unrealized gain (loss)	(33,088,170)	(21,410,538)	(5,745,916)
Net increase (decrease) in net assets
resulting from operations	$(26,399,394)	$(24,131,141)	$(2,734,441)
* Net of foreign taxes withheld	$251,530	$162,223	$10,486

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the year ended September 30, 2015

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund(1)	Select Fund(2)
INVESTMENT INCOME:
Dividend income*	$544,069	$94,345	$3,652
Interest income	10,924	2,216	1,439
Total investment income	554,993	96,561	5,091
Advisory fees (See Note 3)	476,567	37,154	1,683
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	3,769	9,288	421
Administration fees	34,602	2,211	179
Fund accounting fees	13,887	4,216	610
Shareholder servicing fees and expenses	21,098	15,804	3,111
Custody fees	3,891	20,649	69
Federal and state registration	19,754	1,582	—
Audit fees	30,640	25,703	22,326
Trustees fees and expenses	3,082	298	61
Reports to shareholders	3,955	4,369	305
Insurance	2,530	511	61
Legal fees	8,566	7,340	2,135
Deferred offering expenses	—	21,381	5,002
Miscellaneous	1,489	778	122
Total expenses before
Adviser reimbursement	623,830	151,284	36,085
Expenses reimbursed by
Adviser (See Note 3)	(7,266)	(99,268)	(33,729)
Net expenses before Adviser recoupment	616,564	52,016	2,356
Expenses recouped by Adviser	2,973	—	—
Total net expenses	619,537	52,016	2,356
Net investment income (loss)	(64,544)	44,545	2,735
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	2,710,363	135,782	(1,440)
Forward currency contracts	—	—	—
Futures contracts closed	99,807	126,248	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(4,370,954)	(273,212)	(90,048)
Forward currency contracts	—	—	1,600
Futures contracts	11,897	44,948	—
Net realized and unrealized gain (loss)	(1,548,887)	33,766	(89,888)
Net increase (decrease) in net assets
resulting from operations	$(1,613,431)	$78,311	$(87,153)
* Net of foreign taxes withheld	$8,806	$7,289	$190

(1)	Fund commenced operations on December 30, 2014.
(2)	Fund commenced operations on July 31, 2015.

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
OPERATIONS:
Net investment income	$6,688,776	$4,919,556
Net realized gain on investments
and foreign currency translation	8,553,901	38,428,812
Net change in unrealized depreciation	(41,642,071)	(465,439)
Net increase (decrease) in assets
resulting from operations	(26,399,394)	42,882,929

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(3,110,386)	(2,264,546)
From net investment income - Institutional Class	(4,028,298)	(2,464,502)
From net realized gain - Investor Class	(19,274,277)	(11,880,891)
From net realized gain - Institutional Class	(18,631,286)	(9,947,298)
Total distributions	(45,044,247)	(26,557,237)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	30,742,441	51,334,262
Proceeds from shares sold - Institutional Class	55,201,331	70,396,804
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	21,619,157	13,541,228
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	13,980,846	6,579,428
Cost of shares redeemed - Investor Class(1)	(106,875,615)	(63,704,401)
Cost of shares redeemed - Institutional Class(2)	(83,896,773)	(40,153,448)
Net increase (decrease) in net assets from
capital share transactions	(69,228,613)	37,993,873

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(140,672,254)	54,319,565

NET ASSETS:
Beginning of year	472,450,102	418,130,537
End of year (including accumulated net investment
income (loss) of $2,472,524 and $(3,792))	$331,777,848	$472,450,102

(1)	Net of redemption fees of $1,394 and $3,125, respectively.
(2)	Net of redemption fees of $2,511 and $7,265, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
OPERATIONS:
Net investment loss	$(2,720,603)	$(7,213,530)
Net realized gain on investments
and foreign currency translation	16,854,872	69,376,820
Net change in unrealized depreciation	(38,265,410)	(19,315,962)
Net increase (decrease) in assets
resulting from operations	(24,131,141)	42,847,328

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Investor Class	(38,986,522)	(22,713,287)
From net realized gain - Institutional Class	(18,134,403)	(6,912,321)
Total distributions	(57,120,925)	(29,625,608)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	40,074,490	90,133,116
Proceeds from shares sold - Institutional Class	25,440,563	161,538,057
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	38,381,039	22,419,981
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	16,119,538	5,719,988
Cost of shares redeemed - Investor Class(1)	(227,341,910)	(268,263,839)
Cost of shares redeemed - Institutional Class(2)	(169,574,033)	(39,685,971)
Net decrease in net assets
from capital share transactions	(276,900,313)	(28,138,668)

TOTAL DECREASE IN NET ASSETS	(358,152,379)	(14,916,948)

NET ASSETS:
Beginning of year	660,435,543	675,352,491
End of year (including accumulated net investment
income (loss) of $3,144,505 and $(1,185,340))	$302,283,164	$660,435,543

(1)	Net of redemption fees of $6,079 and $9,851, respectively.
(2)	Net of redemption fees of $14,407 and $672, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
OPERATIONS:
Net investment income	$3,011,475	$3,074,705
Net realized gain (loss) on investments
and foreign currency translation	(3,246,125)	734,654
Net change in unrealized depreciation	(2,499,791)	(221,076)
Net increase (decrease) in assets
resulting from operations	(2,734,441)	3,588,283

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class(1)	—	(213,058)
From net investment income - Institutional Class	(2,992,919)	(2,817,994)
From net realized gain - Investor Class(1)	—	(148,988)
From net realized gain - Institutional Class	(742,996)	(411,448)
Total distributions	(3,735,915)	(3,591,488)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class(1)	—	2,110,357
Proceeds from shares sold - Institutional Class	4,180,583	11,257,357
Proceeds from shares exchanged -
Institutional Class(1)	—	27,816,502
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class(1)	—	355,610
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	3,545,816	3,160,929
Cost of shares redeemed - Investor Class(1)(2)	—	(8,080,436)
Cost of shares redeemed - Institutional Class(3)	(22,628,527)	(10,525,268)
Cost of shares exchanged - Investor Class(1)	—	(27,816,502)
Net decrease in net assets from
capital share transactions	(14,902,128)	(1,721,451)

TOTAL DECREASE IN NET ASSETS	(21,372,484)	(1,724,656)

NET ASSETS:
Beginning of period	106,360,001	108,084,657
End of period (including accumulated net
investment income of $378,294 and $117,350)	$84,987,517	$106,360,001

(1)	Investor class shares converted to Institutional class shares on January 31, 2014.
(2)	Net of redemption fees of $0 and $641, respectively.
(3)	Net of redemption fees of $0 and $137, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
OPERATIONS:
Net investment loss	$(64,544)	$(239,507)
Net realized gain on investments
and foreign currency translation	2,810,170	3,773,043
Net change in unrealized
appreciation (depreciation)	(4,359,057)	506,680
Net increase (decrease) in
assets resulting from operations	(1,613,431)	4,040,216

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain	(3,767,703)	(3,423,839)
Total distributions	(3,767,703)	(3,423,839)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,233,011	6,487,211
Proceeds from shares issued to holders
in reinvestment of dividends	3,729,654	3,300,043
Cost of shares redeemed(1)	(3,788,676)	(5,639,839)
Net increase in net assets from
capital share transactions	4,173,989	4,147,415

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(1,207,145)	4,763,792

NET ASSETS:
Beginning of year	46,137,484	41,373,692
End of year (including accumulated net
investment income of $51,688 and $0)	$44,930,339	$46,137,484

(1)	Net of redemption fees of $0 and $3, respectively.

See notes to financial statements.

Intrepid International Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

December 30, 2014(1)
through
September 30, 2015
OPERATIONS:
Net investment income	$44,545
Net realized gain on investments and foreign currency translation	262,030
Net change in unrealized depreciation	(228,264)
Net increase in assets resulting from operations	78,311

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gain	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,537,954
Proceeds from shares issued to holders
in reinvestment of dividends	—
Cost of shares redeemed	(43,120)
Net increase in net assets from
capital share transactions	7,494,834

TOTAL INCREASE IN NET ASSETS	7,573,145

NET ASSETS:
Beginning of period	—
End of period (including accumulated net
investment income of $160,707)	$7,573,145

(1)	Fund commenced operations on December 30, 2014.
See notes to financial statements.

Intrepid Select Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

July 31, 2015(1)
through
September 30, 2015
OPERATIONS:
Net investment income	$2,735
Net realized loss on investments and foreign currency translation	(1,440)
Net change in unrealized depreciation	(88,448)
Net decrease in assets resulting from operations	(87,153)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gain	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,477,193
Proceeds from shares issued to holders
in reinvestment of dividends	—
Cost of shares redeemed	—
Net increase in net assets from
capital share transactions	1,477,193

TOTAL INCREASE IN NET ASSETS	1,390,040

NET ASSETS:
Beginning of period	—
End of period (including accumulated net
investment income of $2,717)	$1,390,040

(1)	Fund commenced operations on July 31, 2015.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
NET ASSET VALUE:
Beginning of year	$12.69	$12.23	$11.69	$10.70	$11.09

OPERATIONS:
Net investment income(1)	0.18	0.12	0.18	0.18	0.16
Net realized and unrealized gain (loss)
on investment securities	(1.00)	1.09	0.93	1.72	(0.05)
Total from operations(2)	(0.82)	1.21	1.11	1.90	0.11

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.12)	(0.17)	(0.18)	(0.17)
From net realized gains	(1.12)	(0.63)	(0.40)	(0.73)	(0.33)
Total distributions	(1.31)	(0.75)	(0.57)	(0.91)	(0.50)

NET ASSET VALUE:
End of year	$10.56	$12.69	$12.23	$11.69	$10.70
Total return	(7.17)%	10.23%	9.89%	18.63%	0.74%
Net assets at end of year
(000s omitted)	$149,504	$238,691	$228,500	$288,462	$198,898

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.42%	1.41%	1.42%	1.44%	1.46%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.45%	0.97%	1.37%	1.62%	1.37%
After expense
reimbursement/recoupment	1.47%	0.98%	1.39%	1.66%	1.43%
Portfolio turnover rate	54%	73%	57%	63%	88%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2015, 2014, 2013, 2012 and 2011.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
NET ASSET VALUE:
Beginning of year	$12.69	$12.24	$11.70	$10.70	$11.10

OPERATIONS:
Net investment income(1)	0.22	0.15	0.19	0.21	0.18
Net realized and unrealized gain (loss)
on investment securities	(1.00)	1.08	0.95	1.73	(0.05)
Total from operations(2)	(0.78)	1.23	1.14	1.94	0.13

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.15)	(0.20)	(0.21)	(0.20)
From net realized gains	(1.12)	(0.63)	(0.40)	(0.73)	(0.33)
Total distributions	(1.35)	(0.78)	(0.60)	(0.94)	(0.53)

NET ASSET VALUE:
End of year	$10.56	$12.69	$12.24	$11.70	$10.70
Total return	(6.92)%	10.41%	10.18%	19.02%	0.93%
Net assets at end of period
(000s omitted)	$182,274	$233,759	$189,630	$100,501	$81,675

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.17%	1.16%	1.17%	1.19%	1.21%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.72%	1.23%	1.67%	1.85%	1.58%
After expense
reimbursement/recoupment	1.74%	1.24%	1.69%	1.89%	1.64%
Portfolio turnover rate	54%	73%	57%	63%	88%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the four years ended September 30, 2015, 2014, 2013 and 2012.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
NET ASSET VALUE:
Beginning of year	$16.18	$15.91	$15.80	$15.26	$15.98

OPERATIONS:
Net investment loss(1)	(0.17)	(0.22)	(0.12)	(0.06)	(0.09)
Net realized and unrealized gain (loss)
on investment securities	(0.71)	1.17	1.48	2.47	0.32
Total from operations(2)	(0.88)	0.95	1.36	2.41	0.23

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains	(1.60)	(0.68)	(1.25)	(1.87)	(0.95)
Total distributions	(1.60)	(0.68)	(1.25)	(1.87)	(0.95)

NET ASSET VALUE:
End of year	$13.70	$16.18	$15.91	$15.80	$15.26
Total return	(6.03)%	6.08%	9.25%	16.76%	1.02%
Net assets at end of year
(000s omitted)	$216,933	$421,714	$566,624	$699,196	$542,883

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.42%	1.40%	1.42%	1.44%	1.45%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.67)%	(1.11)%	(0.72)%	(0.44)%	(0.54)%
After expense
reimbursement/recoupment	(0.65)%	(1.11)%	(0.70)%	(0.40)%	(0.49)%
Portfolio turnover rate	75%	38%	30%	68%	88%

(1)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2015, 2014, 2013, 2012 and 2011.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
NET ASSET VALUE:
Beginning of year	$16.42	$16.09	$15.93	$15.34	$16.02

OPERATIONS:
Net investment income (loss)(1)	(0.06)	(0.16)	(0.09)	(0.03)	(0.02)
Net realized and unrealized gain (loss)
on investment securities	(0.79)	1.17	1.50	2.49	0.29
Total from operations(1)	(0.85)	1.01	1.41	2.46	0.27

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains	(1.60)	(0.68)	(1.25)	(1.87)	(0.95)
Total distributions	(1.60)	(0.68)	(1.25)	(1.87)	(0.95)

NET ASSET VALUE:
End of year	$13.97	$16.42	$16.09	$15.93	$15.34
Total return	(5.68)%	6.39%	9.51%	17.02%	1.28%
Net assets at end of year
(000s omitted)	$85,350	$238,722	$108,728	$64,581	$49,729

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.17%	1.15%	1.17%	1.19%	1.20%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.44)%	(0.85)%	(0.47)%	(0.18)%	(0.29)%
After expense
reimbursement/recoupment	(0.42)%	(0.85)%	(0.45)%	(0.14)%	(0.24)%
Portfolio turnover rate	75%	38%	30%	68%	88%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2015, 2014, 2013, 2012, and 2011.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2015	2014		2013	2012	2011
NET ASSET VALUE:
Beginning of year	$9.65	$9.66		$9.80	$9.63	$9.77

OPERATIONS:
Net investment income(1)	0.30	0.28		0.30	0.47	0.38
Net realized and unrealized gain (loss)
on investment securities	(0.56)	0.04		(0.01)	0.30	(0.09)
Total from operations(2)	(0.26)	0.32		0.29	0.77	0.29

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.28)		(0.33)	(0.45)	(0.43)
From net realized gains	(0.07)	(0.05)		(0.10)	(0.15)	(0.00	)(3)
Total distributions	(0.37)	(0.33)		(0.43)	(0.60)	(0.43)

NET ASSET VALUE:
End of year	$9.02	$9.65		$9.66	$9.80	$9.63
Total return	(2.76)%	3.38%		3.03%	8.17%	2.97%
Net assets at end of year
(000s omitted)	$84,988	$106,360		$74,828	$63,085	$50,451

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.96%	0.95	%(4)	0.98%	1.01%	1.07%
After expense
reimbursement/recoupment	0.90%	0.90	%(4)	0.90%	0.90%	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.05%	2.85	%(5)	2.96%	4.56%	4.09%
After expense
reimbursement/recoupment	3.11%	2.90	%(5)	3.04%	4.67%	4.26%
Portfolio turnover rate	51%	53%		78%	54%	77%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2014 and 2013.
(3)	The amount represents less than $0.01 per share.
(4)
Excludes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(5)
Excludes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2015	2014	2013	2012	2011
NET ASSET VALUE:
Beginning of year	$11.22	$11.11	$10.48	$9.23	$10.23

OPERATIONS:
Net investment income (loss)(1)	(0.01)	(0.06)	0.03	0.01	(0.03)
Net realized and unrealized gain (loss)
on investment securities	(0.31)	1.08	1.36	1.87	(0.16)
Total from operations(2)	(0.32)	1.02	1.39	1.88	(0.19)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.07)	(0.02)	—
From net realized gains	(0.92)	(0.91)	(0.69)	(0.61)	(0.81)
Total distributions	(0.92)	(0.91)	(0.76)	(0.63)	(0.81)

NET ASSET VALUE:
End of year	$9.98	$11.22	$11.11	$10.48	$9.23
Total return	(3.32)%	9.69%	14.27%	21.07%	(2.61)%
Net assets at end of year
(000s omitted)	$44,930	$46,137	$41,374	$46,975	$36,356

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.31%	1.57%	1.59%	1.60%	1.69%
After expense
reimbursement/recoupment	1.30%	1.33%	1.40%	1.40%	1.54%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.14)%	(0.78)%	0.03%	(0.16)%	(0.48)%
After expense
reimbursement/recoupment	(0.13)%	(0.54)%	0.22%	0.04%	(0.33)%
Portfolio turnover rate	71%	66%	30%	71%	74%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the three years ended September 30, 2014, 2012 and 2011.

See notes to financial statements.

Intrepid International Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	December 30, 2014(1)
	through
	September 30, 2015
NET ASSET VALUE:
Beginning of period	$10.00

OPERATIONS:
Net investment income(2)	0.06
Net realized and unrealized loss on investment securities	(0.11)
Total from operations	(0.05)

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains	—
Total distributions	—

NET ASSET VALUE:
End of period	$9.95
Total return	(0.50	)%(3)
Net assets at end of period (000s omitted)	$7,573

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	4.07	%(4)
After expense reimbursement/recoupment	1.40	%(4)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	(1.47	)%(4)
After expense reimbursement/recoupment	1.20	%(4)
Portfolio turnover rate	32	%(3)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Select Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	July 31, 2015(1)
	through
	September 30, 2015
NET ASSET VALUE:
Beginning of period	$10.00

OPERATIONS:
Net investment income(1)	0.02
Net realized and unrealized loss on investment securities	(0.85)
Total from operations(2)	(0.83)

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gains	—
Total distributions	—

NET ASSET VALUE:
End of period	$9.17
Total return	(8.30	)%(3)
Net assets at end of period (000s omitted)	$1,390

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	21.45	%(4)
After expense reimbursement/recoupment	1.40	%(4)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	(18.42	)%(4)
After expense reimbursement/recoupment	1.63	%(4)
Portfolio turnover rate	1	%(3)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1.  ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2015, the Trust consisted of six series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund. The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014. Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares. The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010, the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007, the Intrepid International Fund’s Investor Class commenced operations on December 30, 2014, and the Intrepid Select Fund’s Investor Class commenced operations on July 31, 2015. The Intrepid Disciplined Value Fund’s, the Intrepid International Fund’s, and the Intrepid Select Fund’s Institutional Class are not available for sale. On April 21, 2015, the Board of Trustees of Intrepid Capital Management Funds Trust, based on the recommendation of Intrepid Capital Management, Inc., the adviser to the Intrepid Endurance Fund, approved a change in the name and principal investment strategies of the Intrepid Small Cap Fund to Intrepid Endurance Fund (the “Fund”). In connection with this name change, the Board also approved the removal of the Fund’s non-fundamental investment policy requiring that the Fund invest at least 80% of its net assets in equity securities of small capitalization companies. Otherwise, the principal investment strategies of the Fund remain unchanged, as do the “Principal Risks” of the Fund. The changes to the Fund’s name and principal investment strategies became effective on June 26, 2015 and were disclosed to shareholders in a supplement to the Small Cap Fund’s prospectus on April 22, 2015.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Funds are investment companies and, accordingly, follow the

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, preferred securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer. These securities will generally be classified as Level 2 securities.

Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade. When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2015, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$216,405,504	$—	$—	$216,405,504
Total Preferred Stock*	—	9,517,500	—	9,517,500
Total Corporate Bonds*	—	70,676,857	—	70,676,857
Total Convertible Bond*	—	12,133,750	—	12,133,750
Total Forward Currency
Contracts**	—	318,546	—	318,546
Total Assets	$216,405,504	$92,646,653	$—	$309,052,157
Liabilities
Total Forward Currency
Contracts**	$—	$(1,162,393)	$—	$(1,162,393)
Total Liabilities	$—	$(1,162,393)	$—	$(1,162,393)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$74,895,769	$—	$—	$74,895,769
Total Preferred Stock*	—	9,781,875	—	9,781,875
Total Convertible Bond*	—	12,456,365	—	12,456,365
Total Forward Currency
Contract**	—	425,706	—	425,706
Total Assets	$74,895,769	$22,663,946	$—	$97,559,715

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$1,984,687	$—	$—	$1,984,687
Total Preferred Stock*	—	4,388,625	—	4,388,625
Total Corporate Bonds*	—	49,004,262	—	49,004,262
Total Convertible Bond*	—	3,365,331	—	3,365,331
Total Forward Currency
Contract**	—	13,359	—	13,359
Total Assets	$1,984,687	$56,771,577	$—	$58,756,264

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$19,215,793	$—	$—	$19,215,793
Total Convertible Bond*	—	730,166	—	730,166
Total Futures Contract**	11,897	—	—	11,897
Total Assets	$19,227,690	$730,166	$—	$19,957,856

Intrepid International Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$4,837,208	$—	$—	$4,837,208
Total Preferred Stocks*	—	210,507	—	210,507
Total Convertible Bond*	—	142,750	—	142,750
Total Futures Contracts**	44,948	—	—	44,948
Total Assets	$4,882,156	$353,257	$—	$5,235,413

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Intrepid Select Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$857,386	$—	$—	$857,386
Total Convertible Bond*	—	92,788	—	92,788
Total Forward Currency
Contract**	—	1,600	—	1,600
Total Assets	$857,386	$94,388	$—	$951,774

*	For further information regarding security characteristics, please see the Schedules of Investments.
**
Derivative instruments not reflected in the Schedule of Investments, such as forward currency and futures contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

There were no transfers of securities between Level 1 and Level 2 during the reporting period.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period. Transfers between levels are recognized at the end of the reporting period.

	Intrepid	Intrepid
	Capital-	Income
	Fund	Fund
Beginning Balance - October 1, 2014	$2,462,500	$1,477,500
Purchases	—	—
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized appreciation	75,000	45,000
Net Transfers Out of Level 3	(2,537,500)	(1,522,500)
Ending Balance - September 30, 2015	$—	$—

The transfer out of Level 3 into Level 2 in the Intrepid Capital Fund and the Intrepid Income Fund were due to the Funds’ pricing agent providing a value for a bond that was previously being fair valued in accordance with procedures approved by the Board of Trustees.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency and futures contracts, as a means to manage exposure to exchange rate risk. During the period ended September 30, 2015, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund held derivative instruments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Forward Currency Contracts

The Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Select Fund used forward currency contracts during the period for the purpose of hedging exposures to non- U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds.

Effect of Forward Currency Contracts on the Statement of Operations as of September 30, 2015

	Change in unrealized	Realized gain
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$(1,338,086)	$5,010,873
Intrepid Endurance Fund	$(708,936)	$7,307,667
Intrepid Income Fund	$(17,148)	$243,263
Intrepid Select Fund	$1,600	$—

The average monthly notional amounts of forward currency contracts during the period ended September 30, 2015 were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid
Long Positions	Capital Fund	Endurance Fund	Income Fund	Select Fund
Forward currency
contracts	$—	$3,387,619	$420,896	$—

	Intrepid	Intrepid	Intrepid	Intrepid
Short Positions	Capital Fund	Endurance Fund	Income Fund	Select Fund
Forward currency
contracts	$(39,878,004)	$(36,050,989)	$1,692,406	$(88,474)

Futures

The Intrepid Disciplined Value Fund and the Intrepid International Fund entered into futures contracts traded on domestic exchanges, including foreign currency futures contracts for the purpose of hedging exposures to non-U.S. dollar denominated assets. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically settled futures contracts, the

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the fair value of the purchase obligation for long futures contracts or the fair value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include. 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The use of futures contracts creates leverage in a fund. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

Effect of Futures Contracts on the Statement of Operations as of September 30, 2015

	Change in unrealized
	appreciation on	Realized gain
	futures contracts	on futures contracts
Intrepid Disciplined Value Fund	$11,897	$ 99,807
Intrepid International Fund	$44,948	$126,248

The average monthly notional amounts of future contracts during the period ended September 30, 2015 were as follows:

	Intrepid Disciplined	Intrepid
Long Positions	Value Fund	International Fund
Futures contracts	$ —	$ —

	Intrepid Disciplined	Intrepid
Short Positions	Value Fund	International Fund
Futures contracts	$(653,509)	$(2,226,664)

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statement of Assets and Liabilities.

As of September 30, 2015, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund are presented gross on the Statement of Assets and Liabilities.

At September 30, 2015, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Capital fund are as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Forward Currency Contracts*

Gross Amounts not
Offset in the Statements
of Assets and Liabilities

Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$318,546	$(203,852)	$114,694	$—	$—	$—

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$(1,162,393)	$203,852	$(958,541)	$—	$958,541	$—

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contract detail within the Schedule of Investments.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of September 30, 2015. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and / or adjustments.

3.  INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund, Intrepid International Fund and Intrepid Select Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets of the Institutional Class. For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets. The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014. For the Intrepid International Fund and the Intrepid Select Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each Fund, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of average daily assets. Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

	Year of Expiration
	9/30/16	9/30/17	9/30/18
Intrepid Capital Fund	$78,422	$30,705	$67,817
Intrepid Endurance Fund	181,009	51,755	115,800
Intrepid Income Fund	87,877	68,989	62,100
Intrepid Disciplined Value Fund	76,307	105,983	7,266
Intrepid International Fund	—	—	99,268
Intrepid Select Fund	—	—	33,729

For the year ended September 30, 2015, the Adviser recouped expenses for the Intrepid Endurance Fund and the Intrepid Disciplined Value Fund of $15,092 and $2,973, respectively.

4.  DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund, the International Fund and the Select Fund.

Quasar Distributors, LLC serves as the distributor to the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.  OFFERING COSTS

Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are amortized to expense over twelve months on a straight-line basis. The offering expenses incurred by the Intrepid International Fund and the Intrepid Select Fund are $27,272 and $46,179.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended September 30, 2015 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$191,200,107	$186,863,090
Intrepid Endurance Fund	104,397,598	154,670,733
Intrepid Income Fund	30,331,391	37,611,148
Intrepid Disciplined Value Fund	16,725,762	19,924,923
Intrepid International Fund	6,195,352	878,075
Intrepid Select Fund	1,054,731	13,692

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

7.  CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Shares sold	2,599,354	4,086,972
Shares issued to holders in
reinvestment of dividends	1,876,133	1,113,011
Shares redeemed	(9,127,399)	(5,070,240)
Net increase (decrease) in shares	(4,651,912)	129,743
Shares outstanding:
Beginning of year	18,810,987	18,681,244
End of year	14,159,075	18,810,987

Intrepid Capital Fund – Institutional Class

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Shares sold	4,735,031	5,593,593
Shares issued to holders in
reinvestment of dividends	1,215,158	539,686
Shares redeemed	(7,106,368)	(3,216,159)
Net increase (decrease) in shares	(1,156,179)	2,917,120
Shares outstanding:
Beginning of year	18,414,259	15,497,139
End of year	17,258,080	18,414,259

Intrepid Endurance Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Shares sold	2,684,901	5,550,822
Shares issued to holders in
reinvestment of dividends	2,652,456	1,717,192
Shares redeemed	(15,564,694)	(16,529,998)
Net increase (decrease) in shares	(10,227,337)	(9,261,984)
Shares outstanding:
Beginning of year	26,056,308	35,618,292
End of year	15,828,971	26,056,308

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Intrepid Endurance Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Shares sold	1,672,572	9,837,540
Shares issued to holders in
reinvestment of dividends	1,095,822	356,830
Shares redeemed	(11,192,390)	(2,414,543)
Net increase (decrease) in shares	(8,423,996)	7,779,827
Shares outstanding:
Beginning of year	14,535,257	6,755,430
End of year	6,111,261	14,535,257

Intrepid Income Fund – Investor Class
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Shares sold	—	216,890
Shares issued to holders in
reinvestment of dividends	—	36,775
Shares exchanged into
Institutional Class	—	(2,864,432)
Shares redeemed	—	(828,317)
Net decrease in shares	—	(3,439,084)
Shares outstanding:
Beginning of year	—	3,439,084
End of year	—	—

Intrepid Income Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Shares sold	447,204	1,155,133
Shares issued to holders in
reinvestment of dividends	384,919	326,022
Shares exchanged from
Investor Class	—	2,867,740
Shares redeemed	(2,431,523)	(1,078,210)
Net increase (decrease) in shares	(1,599,400)	3,270,685
Shares outstanding:
Beginning of year	11,018,595	7,747,910
End of year	9,419,195	11,018,595

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

Intrepid Disciplined Value Fund
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

Shares sold	392,139	594,968
Shares issued to holders in
reinvestment of dividends	351,854	311,325
Shares redeemed	(354,690)	(517,037)
Net increase in shares	389,303	389,256
Shares outstanding:
Beginning of year	4,112,859	3,723,603
End of year	4,502,162	4,112,859

Intrepid International Fund
	Period Ended
	September 30, 2015

Shares sold	765,851
Shares issued to holders in
reinvestment of dividends	—
Shares redeemed	(4,379)
Net increase in shares	761,472
Shares outstanding:
Beginning of period	—
End of period	761,472

Intrepid Select Fund
	Period Ended
	September 30, 2015

Shares sold	151,574
Shares issued to holders in
reinvestment of dividends	—
Shares redeemed	—
Net increase in shares	151,574
Shares outstanding:
Beginning of period	—
End of period	151,574

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

8.  FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2015 and 2014 are as follows:

	September 30, 2015		September 30, 2014
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$21,062,154	$23,982,093	$17,350,570	$9,206,667
Intrepid
Endurance Fund	3,017,144	54,103,781	16,425,546	13,200,062
Intrepid Income Fund	3,234,027	501,888	3,067,890	523,598
Intrepid Disciplined
Value Fund	538,775	3,228,928	1,141,030	2,282,809
Intrepid
International Fund	—	—	—	—
Intrepid Select Fund	—	—	—	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income	Capital
Intrepid Capital Fund	$(9,521,423)	$2,926,224	$6,595,199
Intrepid Endurance Fund	(17,516,563)	7,050,448	10,466,115
Intrepid Income Fund	(242,387)	242,388	(1)
Intrepid Disciplined
Value Fund	(327,267)	116,232	211,035
Intrepid International Fund	(117,360)	116,162	1,198
Intrepid Select Fund	18	(18)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

As of September 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$318,842,100	$109,790,208
Unrealized appreciation	27,253,133	10,436,553
Unrealized depreciation	(37,361,622)	(23,092,752)
Net unrealized depreciation	(10,108,489)	(12,656,199)
Undistributed ordinary income	1,628,677	3,570,211
Undistributed long-term capital gain	—	—
Distributable income	1,628,677	3,570,211
Other accumulated loss	(1,297)	(2,682)
Total accumulated loss	$(8,481,109)	$(9,088,670)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$61,766,295	$20,932,698
Unrealized appreciation	215,561	2,034,035
Unrealized depreciation	(3,238,951)	(3,020,774)
Net unrealized depreciation	(3,023,390)	(986,739)
Undistributed ordinary income	391,653	1,130,821
Undistributed long-term capital gain	—	938,942
Distributable income	391,653	2,069,763
Other accumulated loss	(3,266,118)	(50)
Total accumulated gain (loss)	$(5,897,855)	$1,082,974

	Intrepid
	International	Intrepid
	Fund	Select Fund
Cost of investments	$5,512,187	$1,040,221
Unrealized appreciation	258,700	4,292
Unrealized depreciation	(580,422)	(94,339)
Net unrealized depreciation	(321,722)	(90,047)
Undistributed ordinary income	398,575	4,317
Undistributed long-term capital gain	—	—
Distributable income	398,575	4,317
Other accumulated gain (loss)	260	(1,423)
Total accumulated gain (loss)	$77,113	$(87,153)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2015

At September 30, 2015, Intrepid Income Fund and Intrepid Select Fund had post-October capital losses of $3,265,598 and $1,422, respectively.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2015, or for any other tax years which are open for exam. As of September 30, 2015, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2012 through 2015. The Intrepid International Fund and the Intrepid Select Fund’s open tax year is the tax year ended September 30, 2015. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2015.

9.  LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund each have a revolving unsecured credit facility in the amounts of $7,500,000, $7,500,000, $4,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Intrepid International Fund and Intrepid Select Fund do not have a revolving unsecured credit facility. The lines of credit have a one year term and are reviewed annually by the Board of Trustees. The current agreements run through October 12, 2016. The interest rate as of September 30, 2015 was 3.25%. During the period ended September 30, 2015, none of the Funds drew on their line of credit.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust comprising the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund, and Intrepid Select Fund (collectively the “Funds”), as of September 30, 2015, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 25, 2015

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
Portfolios
in Fund
	Principal	Complex	Other
Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Independent Trustees

Roy F. Clarke, 75	Trustee*	Indefinite	Retired dentist	6	None
c/o Intrepid Capital		Term	and private
Management
Funds Trust		since	investor
1400 Marsh Landing		November	(2001-present).
Parkway, Suite 106		2004
Jacksonville
Beach, FL 32250

Peter R. Osterman,
Jr., 67	Trustee*	Indefinite	Sr. Vice President	6	None
c/o Intrepid Capital		Term	and Chief
Management		since	Financial Officer,
Funds Trust		November	HosePower
1400 Marsh Landing		2004	U.S.A. (2010-
Parkway, Suite 106			present); Chief
Jacksonville			Financial Officer,
Beach, FL 32250			W&O Supply,
Inc. (2001-2010).

Ed Vandergriff, CPA, 66	Trustee*	Indefinite	President,	6	None
c/o Intrepid Capital		Term	Development
Management		since	Catalysts
Funds Trust		November	(a real estate
1400 Marsh Landing		2004	finance and
Parkway, Suite 106			development
Jacksonville			company)
Beach, FL 32250			(2000-present).

Interested Trustees

Mark F. Travis, 53	Trustee,	Indefinite	President,	6	None
c/o Intrepid Capital	President	Term	Intrepid Capital
Management	and	since	Management Inc.
Funds Trust	CCO	November	(1995-present); Chief
1400 Marsh Landing		2004	Executive Officer,
Parkway, Suite 106			Intrepid Capital
Jacksonville			Management Inc.
Beach, FL 32250			(2003-present).

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2015 (Unaudited)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer

Officers

Donald White, 54	Treasurer	Indefinite	Chief	N/A	N/A
c/o Intrepid Capital	and	Term	Financial Officer,
Management	Secretary	since	Intrepid Capital
Funds Trust		November	Management Inc.
1400 Marsh Landing		2004	(2003-present).
Parkway, Suite 106
Jacksonville
Beach, FL 32250

*	Member of Audit Committee of the Board of Trustees.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2015 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund designated $23,982,093, $54,103,781, $501,888 and $3,228,928, respectively, of total distributions paid during the fiscal year ended September 30, 2015 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 25.48%, 72.54%, 9.33% and 74.71%, respectively, of their ordinary income distributions for the period ended September 30, 2015 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2015, 18.05%, 27.50%, 7.34% and 67.36% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 38.14%, 0.00%, 93.82% and 0.15%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 66.11%, 100.00%, 7.45% and 100.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2015 (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

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PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2015	FYE 09/30/2014
Audit Fees	$136,100	$97,300
Audit-Related Fees
Tax Fees	$24,600	$16,400
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2015	FYE 09/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2015	FYE 09/30/2014
Registrant	$24,600	$16,400
Registrant’s Investment Adviser	$40,458	$35,476

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Intrepid Capital Management Funds Trust

By (Signature and Title)*  /s/Mark F. Travis
  Mark F. Travis President

Date     January 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/Mark F. Travis
  Mark F. Travis President

Date     January 11, 2016

By (Signature and Title)*  /s/Donald C. White
  Donald C. White, Treasurer

Date     January 11, 2016

* Print the name and title of each signing officer under his or her signature.